UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-05823

DOMINI SOCIAL INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

532 Broadway, 9th Floor, New York, New York 10012

(Address of Principal Executive Offices)

Amy Domini Thornton

Domini Social Investments LLC

532 Broadway, 9th Floor

New York, New York 10012

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2016

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

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TABLE OF CONTENTS

2	Letter from the President

The Way You Invest Matters
4	Domini News
5	Activism Update
7	Employee Relations

Fund Performance and Holdings
17	Domini Social Equity Fund
26	Domini International Social Equity Fund
38	Domini Social Bond Fund

55	Expense Example

Financial Statements
58	Domini Social Equity Fund
58	Domini International Social Equity Fund
83	Domini Social Bond Fund

105	Board of Trustees’ Approval of Management and Submanagement Agreements

116	Trustees and Officers

120	Proxy Voting Information

120	Quarterly Portfolio Schedule Information

THE WAY YOU INVEST MATTERS®

LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

The year ending July 31, 2016 saw an improving economy here in the United States, and with the improving situation, the nation began an important dialogue about fair wages. Responsible investors have long held that a functioning economy is dependent upon rising wages. Higher incomes lead to greater discretionary spending, which is essential to our economy, making up roughly three quarters of our well-being, as measured by gross domestic product (GDP).

The point is an important one and deserves some consideration. The rich, it is argued, spend more than anyone else. But the rich spend their money very differently than the poor. A dollar spent on a lovely new diamond trinket does not go as far as a dollar spent on a low-cost bandana, though both are decorative. There are two reasons for this. The first is units sold. One trinket made by one company and sold through one intermediary does not loosen the economic power that 1,000 bandanas sold by 35 companies through 70 distributers to 300 stores does. Multiple-unit production generates additional costs, which benefits additional people by providing additional jobs. The second reason is that, in fact, the rich do not spend every penny they earn. The rich buy what they want and save the excess. The poor have some savings, but often are hard pressed by immediate needs, from dentist visits to back-to-school clothing. Because discretionary spending on these everyday needs drives the economy, it makes the most sense to distribute additional income to those who have not yet met those needs. Every additional dollar distributed to the poor, therefore, arguably contributes more to economic growth than the same dollar distributed to the rich.

From the date of its inception in 1938 through 1968, the federal minimum wage level grew with the economy. Since then, Congress has been far more reluctant to raise the minimum wage to keep up with the cost of living. The result is that on a constant dollar basis, minimum wage earners are making 25 percent less than they were in 1968. This state of affairs is an economic drag on taxpayers, as minimum wage workers must turn to subsidized healthcare, housing and food to meet the basic needs of their families. For this reason, it is today argued that corporations that rely on minimum wage workforces are sucking the funding away from schools, public safety, infrastructure and other needed services. Meanwhile, their top executives receive outsized (and economically inefficient) pay packages.

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Responsible investors have long understood that more individuals with discretionary income leads to more spending on a broad range of goods and services and faster economic growth. We use fairness in labor relations, pay equity, workplace conditions and income security as some of the standards by which we select which companies to invest in. We have joined in dialogues with corporate management and with policy makers on these very points.

This year, we dedicate our annual report to the various issues surrounding compensation and the workforce. We discuss specific initiatives certain companies have undertaken and steps we, as your representatives, have taken to raise issues.

Thank you for your investment with us and for your support of responsible investing. The way we invest matters.

Very truly yours,

Amy Domini

amy@domini.com

THE WAY YOU INVEST MATTERS®

DOMINI NEWS

The Domini Blog: Original Conversations About Responsible Investing

At Domini, we regularly publish original articles and reports to help educate the public, other investors and policymakers about the benefits of responsible investing and greater corporate social responsibility. One such publication is the Domini Blog, which features opinion pieces by members of Domini’s staff. Recent posts have addressed community-based health care models, the environmental risks of large dams, and the threat of a post antibiotic era. We hope that you find some new ideas here, and encourage you to share these links with your friends, family and colleagues. Visit domini.com or our Facebook (facebook.com/dominifunds) and Twitter (twitter.com/DominiFunds) pages to access the Blog.

Kicking the Habit

In 2016, we published on our website our policy on fossil fuel production companies, in light of the significant moral and financial questions raised by climate change.* We then took a step further, encouraging several public pension funds to follow suit. We traveled to Albany to testify in support of the Fossil Fuel Divestment Act, which would require the New York State Common Retirement Fund to divest from fossil fuel companies, provided testimony to a subcommittee of the Vermont Pension Investment Committee on the topic of fiduciary duty and fossil fuel divestment, and testified before the Somerville Retirement Board, Somerville, Massachusetts, in support of divestment.

Saying No to Excessive CEO Pay

In The 100 Most Overpaid CEOs: Are Fund Managers Asleep at the Wheel?, a new report by the As You Sow Foundation, the Domini Social Equity Fund was identified as most likely to vote against pay packages for the 100 most overpaid CEOs in the S&P 500.** The report found that mutual funds are far more likely to rubber stamp these pay packages than pension funds, but found wide variation in practices among funds.

*We exclude companies that are substantial owners and producers of oil or natural gas reserves and are included in the Integrated Oil & Gas or Oil & Gas Exploration & Production Industries as defined by the Global Industry Classification System (GICS), as well as companies significantly involved in coal mining. Visit www.domini.com for more information.

**As You Sow (AYS) found Domini to have a 100% rate of opposition to “overpaid CEO pay packages,” based on 27 votes we cast, out of a universe of 100 companies selected by AYS (The Fund did not hold the remaining 73 companies). Mutual fund voting data was sourced from Fund Votes, which covers approximately 110 fund families, including the largest fund groups by assets under management, well-known brand names, and a number of SRI mutual fund families. Funds that had less than 25 votes at the representative companies were excluded from the list.

THE WAY YOU INVEST MATTERS®

ACTIVISM UPDATE

When you invest in the Domini Funds, your investment works for positive change all year round. Here are a few highlights of our work on your behalf over the past twelve months:

We engaged in dialogue with more than thirty corporations on a wide range of topics, including climate change, public health, pollinator declines, tax avoidance, minimum wage reform, Internet surveillance and privacy, diversity, deforestation and political contributions disclosure.

Over the course of the year, several companies agreed to change or improve their policies. For example, First Solar agreed to publicly disclose its political contributions and to restrict its trade associations from using its dues payments for electoral purposes. Whole Foods agreed to enhancements to its palm oil policy and Home Depot announced a public target for its phase-out of neonicotinoid pesticides from the plants it sells.

The Global Network Initiative (GNI), a human rights organization Domini helped to create, completed independent assessments of Google, Microsoft, Yahoo, Facebook and LinkedIn’s compliance with human rights principles on freedom of expression and privacy, and also welcomed seven telecommunication companies as observers.

The UN-backed Principles for Responsible Investment, representing investors managing more than $60 trillion, published a report to help investors engage with corporations on the financial and societal impact of corporate tax strategies. Domini is an active member of the investor taskforce that produced the guidance. During the year, we participated in two roundtable discussions with corporations to discuss our recommendations.

During the year, we also saw a few seeds that we helped to plant in prior years begin to bear fruit:

After six years of engagement by Domini and our colleagues, the U.S. Department of Labor issued a long-awaited new bulletin to clarify that fiduciaries of private pension funds may take environmental and social factors into account in their investment decisions.

The United Nations issued its Sustainable Development Goals and referenced corporate sustainability reporting, a policy we promoted in meetings with UN delegates in 2012 and 2013.

In an important step forward for global corporate accountability, the World Federation of Exchanges (WFE) issued a set of draft sustainability standards for public comment. If adopted, the standards would be rolled out on a voluntary basis to stock exchanges around the world, to improve

THE WAY YOU INVEST MATTERS®

disclosure of sustainability information by listed companies. In 2014, we helped to initiate this process by participating in a drafting committee convened by Ceres that produced a set of recommended sustainability listing standards that was presented to the WFE.

Visit domini.com to learn more about our work on your behalf to engage corporations and policy makers on social and environmental issues, and read our quarterly Social Impact Updates.

THE WAY YOU INVEST MATTERS®

EMPLOYEE RELATIONS

It has been said many times that a company’s workforce is its most valuable asset. In our opinion, there is a positive and a negative aspect to that statement. Employees do indeed provide tremendous value to their employers, making substantial investments of time and energy, and even their health and safety. But employees are not simply “assets” on a balance sheet. When Starbucks announced a pay raise for its employees, Chairman and CEO Howard Schultz used the word “partners,” and said that “trust, after all, must be earned one human connection at a time.” “Partner” is much closer to the mark.

Whether you are the CEO of a retailer with thousands of employees that meet your consumers face to face, or of a business with no consumer-facing employees at all, all successful companies must take the welfare of their employees seriously.

In this essay, we provide brief accounts of how some companies are responding to certain key challenges in the very broad area of “employee relations,” including the gender pay gap, minimum wage reform and union relations.

Our Approach

Domini’s Global Investment Standards are organized around the key stakeholder groups that corporations depend upon to operate and generate profits, with a focus on the key themes that we believe best capture the strength of each of these relationships. Our standards help to identify companies run by managers capable enough to operate profitably while taking into consideration multiple stakeholders and the environment.

Among these stakeholder groups, employees are perhaps the most critical. We believe that corporations that treat their employees well should, in the long run, attain high levels of employee loyalty, high levels of productivity, and low levels of turnover — all potentially substantial contributors to profitability.

We are therefore looking for companies that invest in the health and development of their employees, focusing on the following key themes:

•	Fair and Just Compensation and Benefit Programs

•	Commitments to Diversity in the Workplace

•	Empowerment and Investments in Training

•	Solidarity with Unionized Workforce

•	Continuous Improvement in Health and Safety

THE WAY YOU INVEST MATTERS®

The companies discussed below currently meet our standards for investment, unless otherwise noted. This essay touches on a handful of key employee relations issues. We do not address health and safety or treatment of workers in corporate supply chains, for example, two areas that are consistently important to our investment decision-making, nor do we address corporate programs to meet the needs of the disabled, such as Microsoft’s innovative efforts to employ individuals with autism, or companies like Eiffage, a French construction company, where employees own 28% of the firm’s shares. In this area, every company has a story to tell. We hope you find these interesting and informative.

Equal Pay for Equal Work

The tech industry has faced persistent criticism over a lack of diversity and, in particular, a lack of opportunities for women. According to a recent study by Hired Inc. of 3,000 employers and 15,000 applicants, there is a 7% salary gap between male and female software engineers at major corporations.

In 2016, in response to shareholder proposals from our colleagues at Arjuna Capital, Apple, Intel, Microsoft and Amazon revealed that they pay their male and female employees equally. Facebook and Alphabet Inc. (Google) also announced they pay equally, but have yet to release data. What wasn’t included in these disclosures was information on how often women are promoted or if there are biases that may prevent women from being hired or moved into senior roles.

Google began a study of its employee practices after it found that its male engineers were promoted at far higher rates than female employees. Although anyone was invited to apply for a promotion, the company found that women were less likely to do so. The company found two academic studies that indicated that 1) girls don’t raise their hands as often as boys when answering math problems, even though they have a higher rate of accuracy when they do; and 2) women don’t offer up their ideas as often as men in business meetings, even though observers say their thoughts are often better than the many offered by their male colleagues. When one of the heads of engineering sent an email to his staff describing the two studies and reminding them it was time to apply for promotions, the application rate for women soared. In 2013, the company started a series of diversity training workshops designed to help employees recognize unconscious bias and, as of September 2014, more than half of Google’s employees had attended.

In 2013, Salesforce CEO Marc Benioff started a program called the Women’s Surge. The goal was to achieve 100% equality for men and women in pay and promotion, and to make sure that at least a third of all participants at all meetings were women. Benioff asked managers across

THE WAY YOU INVEST MATTERS®

the company to identify their top executives, who would then receive additional leadership training. In divisions where mostly men were nominated, Benioff told the managers to come back with a more diverse list. When Benioff found that many women at Salesforce were paid less than their male counterparts, the company began raising the salaries of underpaid women. In 2015, Salesforce spent about $3 million to bring the salaries of female employees up to the level of their male counterparts.

Minimum Wage Reform

Until the early 1980s, an annual minimum wage income in the United States, after adjusting for inflation, was above the poverty line for a family of two. Today, a person earning the federal minimum wage of $7.25 per hour, working 40 hours per week, 52 weeks per year, must support a family of two on only $15,080, below the federal poverty line. This reality has sparked the “Fight for 15” movement, which has mobilized tens of thousands of workers in hundreds of cities across the country attracting widespread attention from the public, the media, legislators and companies.

A sustainable minimum wage can support economic growth and reduce income inequality, a key risk to our economy. In 2014, more than 600 leading economists, including seven Nobel Prize winners and eight former presidents of the American Economic Association, said the United States should raise the minimum wage and index it. They argued that increases in the minimum wage have had little or no negative effect on the employment of minimum wage workers and that some research suggests that a minimum wage increase could have a stimulative effect on the economy as low wage workers spend their additional earnings, raising demand and job growth.

Costco, which employs approximately 205,000 individuals, is notable for its commitment to fair wages and benefits. It pays its retail employees, on average, approximately $20 per hour (not including overtime), compared to the national average of $11. Eighty-eight percent of employees reportedly have company-sponsored health insurance and pay premiums that amount to less than 10% of the overall cost of their plans. According to press reports, Costco has consistently resisted Wall Street pressure to conform its pay practices to lower industry standards.

Costco’s CEO, Craig Jelinek, wrote a public letter to Congress in 2013, urging it to increase the minimum wage: “We know it’s a lot more profitable in the long term to minimize employee turnover and maximize employee productivity, commitment and loyalty.” In 2016, Costco announced that it would raise wages for new and current entry-level workers to $13 an hour, up from $11.50. Costco has annual worker turnover of approximately 6%, considerably better than the retail

THE WAY YOU INVEST MATTERS®

sector’s 60% average. Other CEOs have been vocal about the need to increase the federal minimum wage, including James Gorman, CEO of Morgan Stanley, and Ron Shaich, the CEO of Panera Bread Company.

A number of companies, including Gap, Bed Bath and Beyond and Starbucks have responded to this debate by announcing wage increases.

We’d like to see more companies publicly state their views on this critical issue. Working with other investors, we developed a new proposal asking companies to adopt and publish principles for minimum wage reform. We submitted our proposal to Best Buy and Staples, and had constructive conversations with management at both companies. Our discussions with Best Buy led to a withdrawal of the proposal when we were informed that the company’s board of directors was overseeing a process already underway to further develop the company’s position on wage levels within the company to ensure its employees have sustainable careers and the company continues to attract the best talent.

Operating Globally, Thinking Locally

As global investors, we must ground our evaluation of employee relations in local realities. It makes little sense, for example, to reward a company for offering a benefit that is legally required in its local market. It is also important for American companies that operate globally to be flexible and adapt their programs to local needs.

Starbucks, which employs more than 191,000 people in 68 countries, has used regional surveys and focus groups designed to identify its workers’ greatest challenges. In the United States, this process identified health coverage, which the company has offered to full and part-time employees since 1988.

Starbucks also identified college tuition as a key challenge in the United States, and responded with a unique benefit — it would pay for employees to get a four-year college degree online at Arizona State University. Any employee that works twenty hours or more a week and has the grades and test scores to gain admission to Arizona State is eligible for the program. The program was announced in 2014 and, to date, more than 6,000 employees have enrolled. The company hopes to have at least 25,000 employees graduate by 2025.

In Britain and China, housing costs were identified as the greatest challenges. In 2015, Starbucks began providing monthly housing allowances to full-time employees in China and interest-free loans to help its employees in the United Kingdom afford a rental deposit, a program it developed with Shelter, a housing charity. Starbucks will lend a maximum of one month’s wages to employees who have been with the company for over a year, which the employee pays off over 12 months.

THE WAY YOU INVEST MATTERS®

We are particularly interested in employee benefits that exceed local requirements. Fujifilm, of Japan, is notable for benefits that help its employees establish a healthier work-life balance, particularly parents. The company prohibits overtime working hours until a child starts elementary school at the age of six, exceeding legal standards by three years, and allows a six hour working day until a child starts third grade at the age of nine, exceeding the legal standard by three years. Fujifilm also offers three years of parental leave, exceeding the legal requirement of one year. The company also provides specialized benefits for elder care. The company began these programs in 2014 for a core business reason — they believed they needed a diverse workforce to create products that would appeal to consumers in a changing world.

In South Africa, we are particularly interested in companies’ efforts to promote people of color, and to address the HIV/AIDS epidemic. Tiger Brands, a packaged goods company, was founded in 1920 and is headquartered in Bryanston, South Africa. Four people of color and two women serve on the company’s ten-member board of directors, and three women, including one woman of color and two men of color, serve on the company’s eleven-member executive management team.

In 2014, Tiger Brands invested almost R8 million ($592,000) in on-site clinic services. These include occupational health support, as well as limited primary healthcare, and is free to all permanent and temporary employees on site. One of the company’s clinics is also open to the community. The company also offers HIV/AIDS support for employees. In 2015, 331 employees were voluntarily counseled and tested and 95% of employees who tested positive enrolled in the program.

A Brave New World

The modern workplace is changing. Although the fear that machines would replace workers has been present since the early days of the Industrial Revolution, those 19th century workers could not have anticipated the use of computers to manage the human work week.

A 2014 New York Times article highlighted a growing practice among retailers to utilize automated scheduling software, which can produce erratic schedules for employees. Such companies might provide notice of hours only a day or two in advance, dismiss employees mid-shift because the computer says sales are slow, or schedule employees for very late nights followed by very early mornings. After the story was published, Starbucks, the focus of the article, announced that it would change its scheduling practices and New York’s Attorney General sent letters to at least thirteen retailers asking for information regarding their scheduling policies.

THE WAY YOU INVEST MATTERS®

Some employers, like Target, post employee schedules ten days before the start of a work week, and don’t use the on-call approach. Costco gives part-time workers at least a week’s notice about their schedules, and JCPenney also has a policy against on-call scheduling. Gap phased out on-call scheduling in September 2015 and L Brands, the parent company of Victoria’s Secret, also recently ended the practice.

We live in an interconnected world, where simple management decisions can have significant effects. Corporate policies regarding something as simple as scheduling worker shifts can become public controversies that can damage trust in a brand. Other employee policies can have direct impacts on public health.

In July 2015, Chipotle announced that it would offer hourly workers paid sick leave, paid vacation and tuition reimbursement, benefits that were previously only available to salaried workers. These policies are both admirable and uncommon among restaurant chains. They also make good sense for Chipotle’s consumers, who are put at risk when sick people come to work because they cannot afford to stay home. Only five months after announcing these new benefits, however, more than 140 Boston College students picked up norovirus from a sick worker who wasn’t sent home. In 2015, almost 500 people fell ill after eating at Chipotle restaurants due to E. coli and norovirus outbreaks. In the wake of this crisis, which has battered the company’s stock price, the company is acting to enforce its sick leave policy and to add new programs to extend sick leave when circumstances warrant.

Union Representation

The right to form or join a union of one’s choice and to bargain collectively for the terms of one’s employment are among the core conventions of the International Labor Organization and are recognized as fundamental human rights. Healthy and vital unions play a crucial role in addressing the imbalances in power that often arise between corporate management and workers in their struggle for fair working conditions.

Union relations can be contentious, but strikes can be a sign of a healthy union. These issues can therefore be difficult to evaluate, and rarely lead us to exclude a company from our portfolios, unless we see a pattern of unethical or illegal behavior.

In some cases, however, a lack of unionization can be a decisive factor for us. Take, for example, two similarly situated companies — United Parcel Service and FedEx. Historically, we have approved UPS for our portfolios, and excluded FedEx. At UPS, approximately 60% of employees are represented by the Teamsters. With the exception of its pilots, however, the vast majority of FedEx employees are not affiliated with a union, and

THE WAY YOU INVEST MATTERS®

FedEx has lobbied aggressively to stave off unionization. FedEx drivers are independent contractors and can start at $30,000-35,000 a year with no overtime, no retirement plan, no health-care benefits and only one week of vacation per year. By contrast, a full-time unionized UPS driver starts at a base of $39,000 a year, with regular raises up to $52,000. Overtime pay brings the total to more than $80,000 a year for the majority of drivers, along with a full benefits package.

In many ways, the FedEx approach is the precursor for many “sharing economy” companies like Uber and AirBnB. FedEx’s model has been challenged in a number of court cases over the years, and the company has responded by reorganizing aspects of its business to avoid unionization by its drivers.

Whole Foods has long resisted any attempts at unionization, despite the fact that employees of grocery chains, like Kroger, are generally represented by the United Food and Commercial Workers Union. John Mackey, the company’s co-CEO and co-founder, says the company isn’t “so much anti-union as beyond unions.” While Mackey’s sometimes aggressive anti-union rhetoric is a concern, we take comfort in the fact that Whole Foods takes employee benefits seriously and has, in some cases, responded to unionization efforts by increasing benefits. Whole Foods employees pay between $0 and $20 per paycheck for health insurance, depending on company tenure. Employees are also allocated up to $1,800 a year for personal wellness accounts to be spent at their discretion. The company rewards teams for coming in under budget and distributes a monthly surplus that averages about 6% of total wages. As a further commitment to solidarity with its workforce, the company caps its executive salaries at no more than nineteen times the average worker’s pay.

In the United States, with a few exceptions, like Macy’s, it is uncommon to see unionized employees at retail chains. American retail workers are more likely to belong to a union if they work for companies based in Europe. In August 2016, for example, employees at eight Zara locations in New York chose to join the Retail, Wholesale and Department Store Union. Zara is owned by Inditex of Spain, one of the world’s largest retailers. The company offered no resistance and agreed to recognize the union, stating that “this is a normal consequence of our commitment regarding the rights of freedom of association worldwide.” Similarly, there have been unionized employees at H&M (Hennes & Mauritz, Sweden) locations in the U.S. since the 2000s.

Of course, unions are not always respected at the American workplaces of European companies. In 2007, we co-filed a shareholder proposal with FirstGroup, a transportation company based in Scotland, to address

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allegations of anti-union activity at First Student, the company’s U.S. school bus subsidiary. The proposal was submitted along with the International Brotherhood of Teamsters, the Service Employees International Union, and more than 140 FirstGroup employees. Domini’s participation was critical in allowing the unions to meet the onerous British filing requirements. We then attended a meeting in London with FirstGroup’s CEO and chairman to discuss our concerns. For years thereafter, FirstGroup utilized an independent monitor to oversee its U.S. operations and ensure it was meeting its obligations to respect its workers’ rights, a program that is being held out as a potential model for other companies. Although we cannot claim sole credit for this important development, we have been told that investor involvement (including a large group of European pension funds) was a turning point in the engagement.

Domini asks SEC for Better Employee Relations Disclosure

The Securities and Exchange Commission requires publicly traded corporations to disclose the number of people they employ, but that is only the bare beginning of what we’d like to know. The SEC recently requested public comments on its disclosure rules and asked whether companies should be required to disclose more information about their employee base. We submitted a lengthy letter, including the following requests for employee information:

•	Employee turnover rate, including significant layoffs

•	Breakdown between domestic and foreign employees

•	Breakdown of full-time, part-time, seasonal and sub-contracted employees

•	Diversity information, including gender pay ratio data

•

Percentage of employees represented by a union. For companies with significant union representation, provide a narrative discussion of its process for engagement with the union, noting any significant disputes.

•	Benefits and incentive structures available to all full-time employees

•	Company goals regarding diversity, employee training and retention, and efforts to implement these goals

•	Significant pending legal proceedings, or regulatory investigations, including fines or judgments awarded, relating to employee management.

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*  *  *

Investors are well-advised to pay attention to how the companies they invest in treat their employees. By doing so, they can gain fresh insights into the quality of corporate management teams and identify those companies that are best positioned to compete in a rapidly changing marketplace. More importantly, however, by raising these questions with corporate managers, investors send the message that employees matter. When large companies take this seriously, and invest in their employees, they can create lasting value with ripple effects throughout our globally connected economies.

The holdings discussed above can be found in the portfolios of the Domini Funds, included herein. The following companies, noted above, are not currently approved for investment by the Domini Funds: Fedex, Uber. Airbnb is not publicly traded. LinkedIn, Salesforce, Panera Bread Co, Bed, Bath & Beyond, Macys, Inditex, H&M and FirstGroup are approved for investment, but not currently held. The composition of the Funds’ portfolios is subject to change.

An investment in the Domini Social Equity Fund and the Domini International Social Equity Fund is subject to market risks such as sector concentration and style risk. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. You may lose money.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock or bonds of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment. This material must be preceded or accompanied by a current prospectus. Domini Social Investments, DSIL Investment Services LLC and the Domini Funds are unaffiliated with Arjuna Capital. DSIL Investment Services LLC, Distributor. 09/16

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DOMINI SOCIAL EQUITY FUND

Performance Commentary (Unaudited)

The Fund is managed through a two-step process designed to capitalize on the strengths of Domini Social Investments LLC (“Domini”) and Wellington Management Company LLP (“Wellington Management”). Domini creates an approved list of companies based on its social, environmental and governance analysis, and Wellington then utilizes a disciplined and systematic process to manage the portfolio. Wellington Management’s philosophy relies on systematically exploiting sources of excess returns, stemming from both common behavioral, market structure, and risk premia inefficiencies in the market and the belief that certain factors are strongly associated with stock outperformance.

For the year ended July 31, 2016, the Domini Social Equity Fund Investor Shares returned -2.47%, lagging the S&P 500 Index, which returned 5.61%. These results are disappointing. The Fund’s underperformance has been driven in large part by the financial component of the Fund’s investment process, and not Domini’s social and environmental standards. Two considerations provide us with continued confidence in this process. First, Wellington Management has carefully studied the Fund’s underperformance and recently implemented enhancements to its process that it believes will address prior weaknesses. The second consideration relates to the underlying market conditions that have led to the Fund’s relative underperformance, and our belief that these conditions will change.

Most of the Fund’s underperformance during the period can be attributed to the continued underperformance of value stocks (stocks that are attractively priced by the market relative to their peers) as compared to momentum stocks (stocks that have provided high returns in the recent past). The financial process used to manage the Fund is currently favoring value stocks, and having difficulty finding stocks that have both good value and momentum, as most momentum stocks now look expensive. The valuation headwind in the market is significantly large. Historically, when valuations have been stretched to these extremes, reversion has occurred.

Overall, security selection was a significant detractor from relative performance, driven by weak selection in consumer discretionary, information technology, health care, energy, and industrials. Modestly offsetting the negative results from security selection were the Fund’s sector allocations, driven primarily by an underweight allocation to the poor performing health care sector and overweight allocation to the strong performing telecommunication services sector.

Top detractors from relative performance included Chipotle Mexican Grill (consumer discretionary), Gilead Sciences (health care), and MetLife (financials). Top contributors to relative performance included Consolidated Edison (utilities), Amazon.com (consumer discretionary), and Microsoft (information technology).

We thank you for your patience and continued confidence. We believe that we have struck the right balance between implementing enhancements to address weaknesses in the process, while avoiding making changes that will not be effective when market conditions change.

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS
Microsoft Corporation	4.9%	Consolidated Edison Inc.	2.9%
Verizon Communications Inc.	3.7%	PepsiCo Inc.	2.9%
Merck and Company Inc.	3.5%	Cummins Inc.	2.8%
Amazon.com Inc.	3.4%	MetLife Inc.	2.7%
Intel Corporation	3.0%	Prudential Financial Inc.	2.6%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Investor shares	S&P 500
As of 7/31/16	1 Year	-2.47%	5.61%
	5 Year	9.18%	13.38%
	10 Year	6.14%	7.75%
	Since Inception (6/3/91)	8.10%	9.28%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND INVESTOR SHARES AND S&P 500 (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

On November 30, 2006, the Fund changed from a passive to active management strategy. Performance from Fund inception through November 29, 2006, reflects the former passive investment strategy.

Per the prospectus dated November 30, 2015, the Fund’s gross and net annual operating expenses totaled 1.16% of net assets. Until 11/30/16, the Fund’s Manager has contractually agreed to limit certain ordinary Investor share expenses to 1.25% of its average daily net assets per annum, absent an earlier modification by the Fund’s Board.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to market, sector concentration, style and foreign investing risks.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Class A shares (with 4.75% maximum Sales Charge)	Class A shares (without Sales Charge)	S&P 500
As of 7/31/16	1 Year	-7.24%	-2.61%	5.61%
	5 Year	8.11%	9.17%	13.38%
	10 Year*	5.63%	6.14%	7.75%
	Since Inception (6/3/91)*	7.89%	8.10%	9.28%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND CLASS A SHARES AND S&P 500 (WITH 4.75% MAXIMUM SALES CHARGE)* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

On November 30, 2006, the Fund changed from a passive to active management strategy. Performance from Fund inception through November 29, 2006, reflects the former passive investment strategy.

Per the prospectus dated November 30, 2015, the Fund’s gross and net annual operating expenses totaled 1.39% and 1.18% of net assets, respectively. Until 11/30/16, the Fund’s Manager has contractually agreed to limit certain ordinary Class A share expenses to 1.18% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to market, sector concentration, style and foreign investing risks.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

*Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Class A shares, but does, where noted, reflect an adjustment for the maximum applicable sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Institutional shares	S&P 500
As of 7/31/16	1 Year	-2.14%	5.61%
	5 Year	9.60%	13.38%
	10 Year*	6.14%	7.75%
	Since Inception (6/3/91)*	8.10%	9.28%

COMPARISON OF $500,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND INSTITUTIONAL SHARES AND S&P 500* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

On November 30, 2006, the Fund changed from a passive to active management strategy. Performance from Fund inception through November 29, 2006, reflects the former passive investment strategy.

Per the prospectus dated November 30, 2015, the Fund’s gross and net annual operating expenses totaled 0.80% of net assets. Until 11/30/16, the Fund’s Manager has contractually agreed to limit certain ordinary Institutional share expenses to 0.80% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to market, sector concentration, style and foreign investing risks.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

*Institutional shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Institutional shares.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Class R shares	S&P 500
As of 7/31/16	1 Year	-2.22%	5.61%
	5 Year	9.53%	13.38%
	10 Year	6.49%	7.75%
	Since Inception (6/3/91)*	8.27%	9.28%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND CLASS R SHARES AND S&P 500* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

On November 30, 2006, the Fund changed from a passive to active management strategy. Performance from Fund inception through November 29, 2006, reflects the former passive investment strategy.

Per the prospectus dated November 30, 2015, the Fund’s gross and net annual operating expenses totaled 0.85% of net assets. Until 11/30/16, the Fund’s Manager has contractually agreed to limit certain ordinary Class R share expenses to 0.90% of its average daily net assets per annum absent an earlier modification by the Fund’s Board.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to market, sector concentration, style and foreign investing risks.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

*Class R shares were not offered prior to November 28, 2003. All performance information for the portion of the period prior to November 28, 2003 is the performance of the Investor shares and has not been adjusted to reflect the lower expenses of the Class R shares.

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2016

SECURITY	SHARES	VALUE

Common Stocks – 99.7%
Consumer Discretionary – 11.1%
Amazon.com Inc (a)	41,534	$31,516,415
Best Buy Co Inc	866	29,098
CBS Corp Cl B	139,978	7,309,651
Chipotle Mexican Grill Inc (a)	19,898	8,436,553
Coach Inc	348	15,002
Express Inc (a)	109,700	1,641,112
Gap Inc/The	102,045	2,631,741
Home Depot Inc/The	218	30,136
JC Penney Co Inc (a)	1,546	14,934
Johnson Controls Inc	283	12,995
Kohl’s Corp	212	8,817
L Brands Inc	219	16,184
Lowe’s Cos Inc	364	29,950
Marriott International Inc/MD Cl A	146	10,468
Michael Kors Holdings Ltd (a)	205,309	10,618,581
NIKE Inc Cl B	376	20,868
Nordstrom Inc	392,934	17,379,471
Ralph Lauren Corp	82	8,043
Staples Inc	666	6,187
Starbucks Corp	414	24,033
Target Corp	181	13,635
Ulta Salon Cosmetics & Fragrance Inc (a)	12,193	3,184,934
Visteon Corp	258,309	18,104,878
Walt Disney Co/The	242	23,220

		101,086,906

Consumer Staples – 9.6%
Avon Products Inc	2,873	11,693
Campbell Soup Co	191	11,894
Coca-Cola Co/The	292	12,740
Colgate-Palmolive Co	45,074	3,354,858
Costco Wholesale Corp	120	20,066

SECURITY	SHARES	VALUE

Consumer Staples (Continued)
Estee Lauder Cos Inc/The Cl A	90,083	$8,368,711
General Mills Inc	175	12,581
Kimberly-Clark Corp	26,752	3,465,722
Koninklijke Ahold Delhaize NV ADR	310,233	7,386,648
Kraft Heinz Co/The	223	19,265
Kroger Co/The	230,821	7,891,770
Loblaw Companies Limited	119,500	6,673,966
McCormick & Co Inc/MD	22,211	2,271,075
Mondelez International Inc Cl A	265	11,655
PepsiCo Inc	239,449	26,080,785
Procter & Gamble Co/The	155	13,266
Sysco Corp	429,695	22,253,904
Whole Foods Market Inc	248	7,559

		87,868,158

Energy – 3.0%
Core Laboratories NV	45,826	5,352,935
Dril-Quip Inc (a)	37,300	2,030,239
FMC Technologies Inc (a)	692,570	17,577,427
Rowan Cos Plc Cl A	131,044	1,997,111

		26,957,712

Financials – 17.0%
American Capital Agency Corp	282,728	5,538,642
American Express Co	191	12,312
American International Group Inc	71,984	3,918,809
Annaly Capital Management Inc	1,050,218	11,531,394
Bank of Nova Scotia/The	46,382	2,354,814

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

SECURITY	SHARES	VALUE

Financials (Continued)
Capital One Financial Corp	112,866	$7,571,051
Everest Re Group Ltd	12,925	2,442,954
Fifth Third Bancorp	637,526	12,100,243
ING Groep NV ADR	287,820	3,226,462
Intercontinental Exchange Inc	39	10,304
Invesco Mortgage Capital Inc	364,975	5,255,640
Lincoln National Corp	53,106	2,319,139
MFA Financial Inc	1,385,300	10,417,456
Mack-Cali Realty Corp	104,329	2,942,078
MetLife Inc	572,907	24,486,045
Morgan Stanley	292	8,389
National Bank of Canada	71,263	2,443,287
PNC Financial Services Group Inc/The	190	15,704
Popular Inc	242,800	8,179,932
Prudential Financial Inc	310,172	23,352,850
Retail Properties of America Inc Cl A	187,326	3,302,557
Two Harbors Investment Corp	268,300	2,347,625
US Bancorp	346	14,591
Unum Group	539,100	18,011,331
Voya Financial Inc	148,600	3,808,618
Wells Fargo & Co	185	8,874

		155,621,101

Health Care – 14.4%
Bio-Rad Laboratories Inc Cl A (a)	46,178	6,699,966
Biogen Inc (a)	20,894	6,057,797
Bristol-Myers Squibb Co	131,705	9,852,851

SECURITY	SHARES	VALUE

Health Care (Continued)
Bruker Corp	396,295	$9,875,671
Edwards Lifesciences Corp	193,548	22,165,117
Gilead Sciences Inc	293,810	23,349,081
Merck & Co Inc	546,095	32,033,933
Owens & Minor Inc	90,800	3,242,468
Quest Diagnostics Inc	64,139	5,539,044
Taro Pharmaceutical Industries Ltd (a)	63,503	8,887,880
Thermo Fisher Scientific Inc	26,600	4,225,144

		131,928,952

Industrials – 10.8%
3M Co	115	20,511
Alaska Air Group Inc	118,813	7,986,610
Cummins Inc	207,923	25,526,707
Deluxe Corp	38,600	2,608,974
Herman Miller Inc	84,400	2,765,788
JetBlue Airways Corp (a)	1,688	30,941
Masco Corp	589,200	21,494,016
PACCAR Inc	137,600	8,114,272
Quanta Services Inc (a)	542,474	13,887,334
RR Donnelley & Sons Co	629	11,272
Robert Half International Inc	443,505	16,205,673
United Parcel Service Inc Cl B	131	14,161

		98,666,259

Information Technology – 22.4%
Advanced Micro Devices Inc (a)	3,150	21,609
Alphabet Inc Cl A (a)	25,416	20,112,697
Apple Inc	152,800	15,923,288
Applied Materials Inc	616,403	16,205,235
Cisco Systems Inc	504	15,387
Citrix Systems Inc (a)	147,866	13,179,297
EMC Corp	373	10,548
Electronic Arts Inc (a)	101,506	7,746,938

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

SECURITY	SHARES	VALUE

Information Technology (Continued)
F5 Networks Inc (a)	163,563	$20,186,945
Facebook Inc Cl A (a)	90,150	11,173,191
First Solar Inc (a)	358	16,711
HP Inc	373,400	5,231,334
Hewlett Packard Enterprise Co	164,996	3,468,216
Intel Corp	796,219	27,756,194
International Business Machines Corp	52	8,352
Microsoft Corp	795,861	45,109,401
Motorola Solutions Inc	201	13,945
Nuance Communications Inc (a)	178,576	2,869,716
Teradata Corp (a)	188,233	5,342,053
Xerox Corp	963,689	9,925,997
Yahoo! Inc (a)	649	24,785

		204,341,839

Materials – 3.4%
Avery Dennison Corp	55,888	4,353,116
Domtar Corp	205,800	8,102,346
Nucor Corp	79,409	4,259,499
Steel Dynamics Inc	522,513	14,013,799

SECURITY	SHARES	VALUE

Materials (Continued)
WestRock Co	256	$10,985

		30,739,745

Telecommunication Services – 4.6%
AT&T Inc	101,279	4,384,368
Telephone & Data Systems Inc	118,876	3,743,405
Verizon Communications Inc	612,902	33,960,900

		42,088,673

Utilities – 3.4%
Consolidated Edison Inc	333,981	26,745,198
Southwest Gas Corp	52,777	4,090,218

		30,835,416

Total Investments – 99.7% (Cost $828,375,697) (b)		910,134,761

Other Assets, less liabilities – 0.3%		3,226,870

Net Assets – 100.0%		$913,361,631

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $828,968,977. The aggregate gross unrealized appreciation is $115,237,081 and the aggregate gross unrealized depreciation is $34,071,297, resulting in net unrealized appreciation of $81,165,784.

ADR — American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

Performance Commentary (Unaudited)

For the year ended July 31, 2016, the Domini International Social Equity Fund Investor Shares returned -5.12% outperforming the MSCI EAFE Index, which returned -7.07%.

The Fund is managed through a two-step process designed to capitalize on the strengths of Domini Social Investments LLC (“Domini”) and Wellington Management Company LLP (“Wellington Management”). Domini creates an approved list of companies based on its social, environmental and governance analysis, and Wellington then utilizes a disciplined and systematic process to manage the portfolio. Wellington Management’s philosophy relies on systematically exploiting sources of excess returns, stemming from both common behavioral, market structure, and risk premia inefficiencies in the market and the belief that certain factors are strongly associated with stock outperformance.

Strong security selection was the primary driver of outperformance relative to the MSCI EAFE Index, led by security selection within the financials, telecommunication services, and materials sectors. Within financials, our position in BM&F Bovespa SA, as well as our avoidance of UK banks Barclays PLC and Lloyds Banking (both excluded by Domini’s standards) were particularly additive to relative results. Partially offsetting these positive results was weak security selection within consumer discretionary, energy, and consumer staples. Typically, sector exposures do not deviate significantly from the benchmark. For example, our largest sector overweight, on average, was +2.7% overweight, and our largest sector underweight, on average, was -3.0% underweight during the period. However, sector positioning relative to the MSCI EAFE Index detracted from relative results during the period. An overweight allocation to the poor performing financials sector and underweight allocation to the strong performing consumer staples sector weighed on relative performance.

From a regional perspective, the portfolio’s strong security selection within Asia, Japan, and Europe contributed to relative results. This positive relative performance was partially offset by our underweight exposure to both Asia and Japan.

Top contributors to relative performance included BlueScope Steel (materials), BM&F Bovespa SA (financials), and Koninklijke Ahold Delhaize (consumer staples).

Top detractors during the period included ING (financials), Berkeley Group Holdings (consumer discretionary), and Credit Agricole SA (financials).

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS
Vodafone Group PLC	2.2%	ING Groep NV	1.7%
Central Japan Railway Company	2.1%	Renault SA	1.7%
Allianz SE	1.9%	Sanofi	1.7%
Norsk Hydro ASA	1.8%	AXA SA	1.7%
Orange SA	1.7%	Swiss Re AG	1.7%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS) (Unaudited)

*Other countries include Taiwan (1.1%), Turkey (1.1%), Italy (0.9%), Hungary (0.8%), Indonesia (0.6%), China (0.5%), New Zealand (0.5%), Finland (0.4%), Belgium (0.3%), Russia (0.3%), Israel (0.2%), Mexico (0.2%), South Africa (0.2%), Singapore (0.1%), and Ireland (0.0%).

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Investor shares	MSCI EAFE
As of 7/31/16	1 Year	-5.12%	-7.07%
	5 Year	4.93%	3.49%
	Since Inception (12/27/06)	0.46%	1.31%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI INTERNATIONAL SOCIAL EQUITY FUND INVESTOR SHARES AND MSCI EAFE (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated November 30, 2015, the Fund’s gross and net annual operating expenses totaled 1.59% of net assets. Until 11/30/16, the Fund’s Manager has contractually agreed to limit certain ordinary Investor share expenses to 1.60% of its average daily net assets per annum absent an earlier modification by the Fund’s Board.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini International Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to market risk, sector concentration and style risk. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. These risks are magnified in emerging markets.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Class A shares (with 4.75% maximum Sales Charge)	Class A shares (without Sales Charge)	MSCI EAFE
As of 7/31/16	1 Year	-9.58%	-5.07%	-7.07%
	5 Year	3.97%	4.99%	3.49%
	Since Inception (12/27/06)*	-0.05%	0.46%	1.31%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI INTERNATIONAL SOCIAL EQUITY FUND CLASS A SHARES AND MSCI EAFE (WITH 4.75% MAXIMUM SALES CHARGE)* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated November 30, 2015, the Fund’s gross and net annual operating expenses totaled 1.68% and 1.57% of net assets, respectively. Until 11/30/16, the Fund’s Manager has contractually agreed to limit certain ordinary Class A share expenses to 1.57% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini International Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to market risk, sector concentration and style risk. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. These risks are magnified in emerging markets.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

*Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28, 2008 is the performance of the Investor shares. Unless otherwise noted, this performance has not been adjusted to reflect the lower expenses of the Class A shares, but does, where noted, reflect an adjustment for the maximum applicable sales charges of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Institutional shares	MSCI EAFE
As of 7/31/16	1 Year	-4.74%	-7.07%
	5 Year*	4.93%	3.49%
	Since Inception (12/27/06)*	0.46%	1.31%

COMPARISON OF $500,000 INVESTMENT IN THE DOMINI INTERNATIONAL SOCIAL EQUITY FUND INSTITUTIONAL SHARES AND MSCI EAFE* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated November 30, 2015, the Fund’s gross and net annual operating expenses totaled 1.15% of net assets. Until 11/30/16, the Fund’s Manager has contractually agreed to limit certain ordinary Institutional share expenses to 1.27% of its average daily net assets per annum absent an earlier modification by the Fund’s Board.

The table and the graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini International Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to market risk, sector concentration and style risk. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. These risks are magnified in emerging markets.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

*Institutional shares were not offered prior to November 30, 2012. All performance information for time periods beginning prior to November 28, 2012 is the performance of the Investor shares. Unless otherwise noted, this performance has not been adjusted to reflect the lower expenses of the Institutional shares.

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2016

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Common Stock – 97.7%
Australia – 8.0%
BlueScope Steel Ltd	Materials	1,101,706	$7,075,621
Boral Ltd	Materials	251,080	1,311,025
Challenger Ltd/Australia	Diversified Financials	632,869	4,569,615
Cochlear Ltd	Health Care Equipment & Services	19,597	1,976,973
Dexus Property Group	Real Estate	1,134,307	8,423,010
Flight Centre Travel Group Ltd	Consumer Services	116,827	2,858,290
Fortescue Metals Group Ltd	Materials	371,297	1,250,165
GPT Group/The	Real Estate	491,337	2,095,002
Harvey Norman Holdings Ltd	Retailing	789,972	2,906,024
Mirvac Group	Real Estate	1,535,141	2,566,924
REA Group Ltd	Media	51,243	2,542,086
Sims Metal Management Ltd	Materials	461,014	2,953,819
TPG Telecom Ltd	Telecommunication Services	818,598	7,982,510

			48,511,064

Belgium – 0.3%
UCB SA	Pharma, Biotech & Life Sciences	24,530	1,919,325

			1,919,325

Brazil – 1.0%
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	Diversified Financials	490,084	2,894,352
M Dias Branco SA	Food & Beverage	80,312	2,919,397

			5,813,749

China – 0.5%
Belle International Holdings Ltd	Consumer Durables & Apparel	2,091,142	1,382,425
BYD Co Ltd Cl H (a)	Automobiles & Components	161,790	1,025,789
Nine Dragons Paper Holdings Ltd	Materials	964,764	765,849

			3,174,063

Denmark – 2.2%
Danske Bank A/S	Banks	132,983	3,614,750
Vestas Wind Systems A/S	Capital Goods	141,495	9,879,090

			13,493,840

Finland – 0.4%
Kesko OYJ Cl B	Food & Staples Retailing	51,190	2,281,716

			2,281,716

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

France – 12.2%
Air France-KLM (a)	Transportation	151,384	$878,590
AXA SA	Insurance	498,569	10,163,682
Carrefour SA	Food & Staples Retailing	345	8,644
Cie de Saint-Gobain	Capital Goods	92,974	3,940,396
CNP Assurances	Insurance	108,841	1,663,188
Credit Agricole SA	Banks	161,814	1,433,113
Eiffage SA	Capital Goods	53,450	4,108,026
Orange SA	Telecommunication Services	681,477	10,432,628
Peugeot SA (a)	Automobiles & Components	568,829	8,593,621
Renault SA	Automobiles & Components	118,058	10,330,441
Sanofi	Pharma, Biotech & Life Sciences	120,131	10,229,729
Vallourec SA (a)	Energy	733,020	2,669,763
Vivendi SA	Media	474,912	9,338,876

			73,790,697

Germany – 7.7%
adidas AG	Consumer Durables & Apparel	31,253	5,128,719
Allianz SE	Insurance	80,002	11,478,010
Deutsche Wohnen AG	Real Estate	25,374	949,836
HeidelbergCement AG	Materials	53,146	4,501,269
METRO AG	Food & Staples Retailing	189,513	6,099,144
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	Insurance	23,165	3,864,918
OSRAM Licht AG	Capital Goods	171,974	8,940,493
SMA Solar Technology AG	Semiconductors & Semiconductor Equipment	33,813	1,698,866
Suedzucker AG	Food & Beverage	166,254	4,158,888

			46,820,143

Hong Kong – 2.5%
Great Eagle Holdings Ltd	Real Estate	295,060	1,332,722
Hysan Development Co Ltd	Real Estate	291,833	1,342,591
Link REIT	Real Estate	186,368	1,390,564
Sino Land Co Ltd	Real Estate	245,378	437,636
Wharf Holdings Ltd/The	Real Estate	625,163	4,306,080
Wheelock & Co Ltd	Real Estate	1,245,457	6,668,695

			15,478,288

Hungary – 0.8%
OTP Bank PLC	Banks	132,443	3,226,606
Richter Gedeon Nyrt	Pharma, Biotech & Life Sciences	86,531	1,829,332

			5,055,938

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Indonesia – 0.6%
Telekomunikasi Indonesia Persero Tbk PT	Telecommunication Services	11,500,626	$3,713,986

			3,713,986

Ireland – 0.0%
Irish Bank Resolution Corp Ltd/Old (a) (c)	Banks	138,674	0

			0

Israel – 0.2%
Taro Pharmaceutical Industries Ltd (a)	Pharma, Biotech & Life Sciences	7,735	1,082,591

			1,082,591

Italy – 0.9%
A2A SpA	Utilities	3,283,425	4,663,048
Banco Popolare SC	Banks	285,609	804,205

			5,467,253

Japan – 20.2%
Aeon Mall Co Ltd	Real Estate	82,950	1,125,048
Asahi Glass Co Ltd	Capital Goods	1,409,866	8,212,812
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	126,633	2,127,128
Central Japan Railway Co	Transportation	68,612	12,867,470
Coca-Cola East Japan Co Ltd	Food & Beverage	46,333	898,314
COLOPL Inc	Software & Services	74,613	1,127,731
Dai Nippon Printing Co Ltd	Commercial & Professional Services	487,000	5,483,710
Daiichi Sankyo Co Ltd	Pharma, Biotech & Life Sciences	268,587	6,449,652
DeNA Co Ltd	Software & Services	74,253	1,918,544
FUJIFILM Holdings Corp	Technology Hardware & Equipment	20,044	729,317
Ibiden Co Ltd	Technology Hardware & Equipment	632,412	8,176,278
Iyo Bank Ltd/The	Banks	286,843	1,872,449
Medipal Holdings Corp	Health Care Equipment & Services	227,876	3,762,172
Mitsubishi Estate Co Ltd	Real Estate	286,000	5,383,168
Mitsubishi Gas Chemical Co Inc	Materials	495,412	2,852,057
Mitsui Fudosan Co Ltd	Real Estate	369,138	8,116,822
Mixi Inc	Software & Services	66,990	2,411,993
MS&AD Insurance Group Holdings Inc	Insurance	182,300	5,347,063
Murata Manufacturing Co Ltd	Technology Hardware & Equipment	17,596	2,201,968
Nippon Electric Glass Co Ltd	Technology Hardware & Equipment	716,261	3,284,799
Nissan Motor Co Ltd	Automobiles & Components	627,049	6,191,868
Nomura Real Estate Holdings Inc	Real Estate	30,900	537,889
NTN Corp	Capital Goods	5,300	17,428

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Japan (Continued)
Ono Pharmaceutical Co Ltd	Pharma, Biotech & Life Sciences	114,323	$4,130,732
Otsuka Holdings Co Ltd	Pharma, Biotech & Life Sciences	114,724	5,478,453
Rohm Co Ltd	Semiconductors & Semiconductor Equipment	73,039	3,157,172
Seino Holdings Co Ltd	Transportation	208,293	2,136,078
Sumitomo Dainippon Pharma Co Ltd	Pharma, Biotech & Life Sciences	134,800	2,533,296
Sumitomo Realty & Development Co Ltd	Real Estate	69,032	1,808,903
TDK Corp	Technology Hardware & Equipment	47,801	2,980,420
Toppan Printing Co Ltd	Commercial & Professional Services	686,981	6,113,350
Toyo Seikan Group Holdings Ltd	Materials	69,171	1,359,325
Yamada Denki Co Ltd	Retailing	288,500	1,525,755

			122,319,164

Mexico – 0.2%
Promotora y Operadora de Infraestructura SAB de CV	Transportation	103,241	1,207,204

			1,207,204

Netherlands – 5.2%
ING Groep NV	Banks	928,837	10,386,725
Koninklijke Ahold Delhaize NV	Food & Staples Retailing	375,200	8,961,964
Koninklijke KPN NV	Telecommunication Services	715,957	2,356,223
Koninklijke Vopak NV	Energy	127,829	6,574,033
NN Group NV	Insurance	120,349	3,246,751

			31,525,696

New Zealand – 0.5%
Spark New Zealand Ltd	Telecommunication Services	1,144,135	3,255,217

			3,255,217

Norway – 2.2%
Norsk Hydro ASA	Materials	2,566,189	10,977,192
Subsea 7 SA (a)	Energy	205,641	2,203,410

			13,180,602

Russia – 0.3%
VimpelCom Ltd	Telecommunication Services	452,170	1,844,854

			1,844,854

Singapore – 0.1%
Singapore Airlines Ltd	Transportation	114,424	935,430

			935,430

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

South Africa – 0.2%
MTN Group Ltd	Telecommunication Services	1,029	$10,412
Tiger Brands Ltd	Food & Beverage	43,280	1,217,135

			1,227,547

South Korea – 2.1%
Industrial Bank of Korea	Banks	298,267	3,155,349
LG Display Co Ltd	Technology Hardware & Equipment	146,165	4,045,097
LG Electronics Inc	Consumer Durables & Apparel	62,070	2,964,554
NongShim Co Ltd	Food & Beverage	8,048	2,417,669

			12,582,669

Spain – 1.2%
Aena SA	Transportation	34,391	4,961,050
Banco de Sabadell SA	Banks	643,039	879,433
Banco Santander SA	Banks	308,788	1,310,077

			7,150,560

Sweden – 4.0%
Atlas Copco AB Cl A	Capital Goods	89,990	2,534,113
Electrolux AB	Consumer Durables & Apparel	148,421	4,031,686
Holmen AB Cl B	Materials	47,190	1,602,604
Millicom International Cellular SA	Telecommunication Services	32,206	1,724,769
Sandvik AB	Capital Goods	450,614	4,842,302
Svenska Cellulosa AB SCA Cl B	Household & Personal Products	330,519	9,857,394

			24,592,868

Switzerland – 6.3%
Logitech International SA	Technology Hardware & Equipment	141,363	2,830,332
Lonza Group AG	Pharma, Biotech & Life Sciences	50,349	9,518,094
Novartis AG	Pharma, Biotech & Life Sciences	119,536	9,931,958
Swiss Life Holding AG	Insurance	24,759	5,674,498
Swiss Re AG	Insurance	120,241	10,121,171

			38,076,053

Taiwan – 1.1%
Inventec Corp	Technology Hardware & Equipment	847,881	657,365
Lite-On Technology Corp	Technology Hardware & Equipment	1,380,929	2,067,738
Taiwan Semiconductor Manufacturing Co Ltd	Semiconductors & Semiconductor Equipment	325,373	1,758,194
United Microelectronics Corp	Semiconductors & Semiconductor Equipment	6,109,928	2,277,610

			6,760,907

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Turkey – 1.1%
Turkiye Garanti Bankasi AS	Banks	406,523	$996,543
Turkiye Vakiflar Bankasi TAO	Banks	2,039,064	3,014,117
Yapi ve Kredi Bankasi AS (a)	Banks	2,524,119	2,912,299

			6,922,959

United Kingdom – 14.6%
3i Group PLC	Diversified Financials	753,900	6,175,882
Auto Trader Group PLC	Software & Services	313,323	1,542,108
Berkeley Group Holdings PLC	Consumer Durables & Apparel	29,555	1,052,814
Coca-Cola HBC AG	Food & Beverage	331,990	6,880,626
Compass Group PLC	Consumer Services	526,507	10,038,265
Hammerson PLC	Real Estate	80,974	599,364
Inchcape PLC	Retailing	369,576	3,307,225
Intertek Group PLC	Commercial & Professional Services	77,481	3,729,094
J Sainsbury PLC	Food & Staples Retailing	2,433,119	7,245,906
Kingfisher PLC	Retailing	2,193,496	9,794,083
Land Securities Group PLC	Real Estate	194,227	2,821,155
Mondi PLC	Materials	53,983	1,096,601
Persimmon PLC	Consumer Durables & Apparel	173,586	3,888,032
Petrofac Ltd	Energy	180,363	1,785,234
Royal Mail PLC	Transportation	1,098,634	7,431,856
Segro PLC	Real Estate	398,704	2,345,062
Unilever PLC	Household & Personal Products	237	11,119
Vodafone Group PLC	Telecommunication Services	4,327,124	13,187,932
Wm Morrison Supermarkets PLC	Food & Staples Retailing	2,222,335	5,482,205

			88,414,563

United States – 1.1%
Broadcom Ltd	Semiconductors & Semiconductor Equipment	13,185	2,135,706
Core Laboratories NV	Energy	29,063	3,394,849
Jazz Pharmaceuticals PLC (a)	Pharma, Biotech & Life Sciences	6,181	933,146

			6,463,701

Total Common Stock (Cost $570,143,851)			593,062,647

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE

Preferred Stock – 1.0%
Brazil – 1.0%
Banco Bradesco SA	Banks	285,120	$2,501,548
Cia de Transmissao de Energia Eletrica Paulista	Utilities	108,696	2,320,265
Telefonica Brasil SA	Telecommunication Services	72,200	1,099,618

			5,921,431

Total Preferred Stock (Cost $3,846,268)			5,921,431

Total Investments – 98.7% (Cost $573,990,119) (b)			598,984,078

Other Assets, less liabilities – 1.3%			7,917,461

Net Assets – 100.0%			$606,901,539

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $580,190,241. The aggregate gross unrealized appreciation is $48,448,355 and the aggregate gross unrealized depreciation is $29,654,518, resulting in net unrealized appreciation of $18,793,837.

(c) Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

Performance Commentary (Unaudited)

For the year ended July 31, 2016, the Fund’s Investor shares returned 6.73%, outperforming the Barclays Intermediate Aggregate (BIA) Index, which returned 4.17%, and the Barclay’s U.S. Aggregate (BUSA), which returned 5.94%.

The Fund’s positioning within the securitized sector was the top contributor to relative outperformance during the period, driven primarily by allocations to non-agency Mortgage Backed Securities (“MBS”) and Fannie Mae Delegated Underwriting and Servicing Bonds (“DUS”). Allocations to MBS pass-through securities and Collateralized Mortgage Obligations (“CMO”) also benefitted relative results.

The Fund’s exposure to the investment-grade credit sector was also a large contributor to relative outperformance during the period, as an overweight allocation to taxable municipals benefitted relative results. Also contributing to relative performance was strong selection within industrials and underweight allocations to energy and basic industry. Modestly offsetting these positive results were underweight allocations to industrials and utilities that weighed on relative performance.

Contributing positively to relative results during the period were allocations to bank loans and Commercial Mortgage Backed Securities (“CMBS”).

The Fund’s opportunistic duration and yield curve positioning was also additive to relative performance during the period. Short duration positioning towards the end of 2015 was additive as interest rates rose in November and December. Modest opportunistic positioning throughout the first half of 2016 also contributed to relative results.

Inflation positioning was the top detractor from relative performance during the period, as the Fund was positioned for an increase in inflation expectations.

During the period, the Fund utilized derivatives to help the implementation of the overall investment strategy, including currency futures, currency forwards, options, and swaps. The Fund’s position in below investment grade credit default swaps, used to manage risk exposures in the Fund, detracted from relative performance.

At the end of the period, the Fund was primarily overweight MBS, bank loans, and CMBS, while US government agency bonds were the largest underweight allocation. Domini excludes U.S. Treasuries from the portfolio because they help to finance the maintenance of our nuclear weapons arsenal.

For non-corporate issuers, Domini seeks to identify investments with a positive impact on communities across multiple themes, including affordable housing, education and climate mitigation. As of July 31, securities Domini characterizes as “high impact” represented more than 12% of the Fund’s total portfolio, including a “green bond” issued by the State of Massachusetts to finance a range of climate adaptation and mitigation projects, including storm water management, energy efficiency and conservation in state buildings, open space protection, habitat restoration and preservation, and environmental remediation and river revitalization projects throughout the state.

PORTFOLIO COMPOSITION (% OF NET ASSETS) (Unaudited)

An investment in the Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to credit, interest rate, liquidity and market risks. During periods of rising interest rates, bond funds can lose value. The Fund’s community development investments may be unrated and may carry greater risks than the Fund’s other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates these securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates.

Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations). TBA (To Be Announced) securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation, which can adversely affect the Fund’s results.

The reduction or withdrawal of historical financial market support activities by the U.S. Government and Federal Reserve, or other governments/central banks could negatively impact financial markets generally, and increase market, liquidity and interest rate risks which could adversely affect the Fund’s returns.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Investor shares	Bloomberg Barclays US Aggregate Index
As of 7/31/16	1 Year	6.73%	5.94%
	5 Year	2.56%	3.57%
	10 Year	4.12%	5.06%
	Since Inception (6/1/00)	4.56%	5.57%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL BOND FUND INVESTOR SHARES AND BBUSA (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated November 30, 2015, the Fund’s gross and net annual operating expenses totaled 1.24% and 0.95% of net assets, respectively. Until 11/30/16, the Fund’s Manager has contractually agreed to limit certain ordinary Investor share expenses to 0.95% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table does not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Bond Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

The Bloomberg Barclays U.S. Aggregate Bond Index is an index representing securities that are U.S. domestic, taxable, and dollar denominated and covering the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. You cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Institutional shares	Bloomberg Barclays US Aggregate Index
As of 7/31/16	1 Year	6.96%	5.94%
	5 Year*	2.56%	3.57%
	10 Year*	4.12%	5.06%
	Since Inception (6/1/00)*	4.56%	5.57%

COMPARISON OF $500,000 INVESTMENT IN THE DOMINI SOCIAL BOND FUND INSTITUTIONAL SHARES AND BBUSA* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

Per the prospectus dated November 30, 2015, the Fund’s gross and net operating expenses totaled 1.07% and 0.65% of net assets, respectively. Until 11/30/16, the Fund’s Manager has contractually agreed to limit certain ordinary Institutional share expenses to 0.65% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table does not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Bond Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

The Bloomberg Barclays U.S. Aggregate Bond Index is an index representing securities that are U.S. domestic, taxable, and dollar denominated and covering the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. You cannot invest directly in an index.

*Institutional shares were not offered prior to November 30, 2011. All performance information for time periods beginning prior to November 30, 2011 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Institutional shares.

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS

July 31, 2016

	Principal Amount	Value
Mortgage Backed Securities – 67.9%
Agency Collateralized Mortgage Obligations – 6.7%
FHR 3877 LM, 3.500%, 6/15/2026	$780,000	$856,628
FNR 2012 17 BC, 3.500%, 3/25/2027 (f)	368,000	406,324
Fannie Mae Connecticut Avenue Securities
1.943%, VR, 1/25/2029 (b)	260,046	260,722
3.088%, VR, 5/25/2024	517,000	498,715
3.388%, VR, 7/25/2024	235,000	230,097
3.488%, VR, 7/25/2024	630,000	618,065
4.488%, VR, 5/25/2025	205,000	210,520
4.788%, VR, 2/25/2025	125,000	130,031
4.888%, VR, 1/25/2024	260,000	272,934
5.038%, VR, 2/25/2025	113,608	118,401
5.388%, VR, 11/25/2024	389,000	411,571
5.488%, VR, 11/25/2024	265,000	280,130
5.488%, VR, 7/25/2025	395,000	415,359
5.738%, VR, 10/25/2023	100,000	109,054
Freddie Mac Structured Agency Credit Risk
2.138%, VR, 4/25/2024	270,000	271,055
2.688%, VR, 3/25/2025	250,000	252,854
2.688%, VR, 10/25/2028	419,000	424,785
2.988%, VR, 8/25/2024	260,000	264,432
3.088%, VR, 12/25/2027	520,000	532,566
3.138%, VR, 3/25/2028	667,000	685,070
3.338%, VR, 4/25/2028	654,000	675,466
3.388%, VR, 7/25/2028	276,000	285,460
4.088%, VR, 4/25/2024	416,000	419,948
4.488%, VR, 8/25/2024	472,000	485,538
4.988%, VR, 2/25/2024	250,000	265,638
5.488%, VR, 12/25/2028	460,000	486,199

		9,867,562

Commercial Mortgage Backed Securities – 5.3%
Banc of America Commercial Mortgage Trust 2015-UBS7, 3.705%, 9/15/2048	150,000	166,960
BWAY 2013-1515 Mortgage Trust 144A, 2.809%, 3/10/2033 (e)	191,747	197,652
Citigroup Commercial Mortgage Trust 2015-P1, 3.717%, 9/15/2048	384,000	427,422
Commercial Mortgage Trust
144A, 3.424%, 3/10/2031 (e)	640,000	692,532
144A, 3.726%, 3/10/2031 (e)	644,000	694,442
3.644%, 12/10/2047	325,000	356,129
3.630%, 10/10/2048	260,000	285,613
3.612%, 10/10/2048	115,000	127,005
3.350%, 2/10/2048	326,000	351,572
CSAIL Commercial Mortgage Trust
3.808%, 11/15/2048	388,000	433,525
3.505%, 4/15/2050	394,000	431,957

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

	Principal Amount	Value
Commercial Mortgage Backed Securities (Continued)
Morgan Stanley Baml Trust
2013-C10, 4.083%, VR, 7/15/2046	$150,000	$170,055
2013-C12, 4.259%, VR, 10/15/2046	300,000	342,766
2013-C7, 2.918%, 2/15/2046	360,000	379,810
2013-C9, 3.102%, 5/15/2046	300,000	320,423
2014 C19, 3.526%, 12/15/2047	180,167	197,279
2014-C15, 4.051%, 4/15/2047	300,000	337,880
2014-C16, 3.892%, 6/15/2047	300,000	335,096
2014-C17, 3.741%, 8/15/2047	300,000	333,003
OBP Depositor LLC Trust 2010-OBP 144A, 4.646%, 7/15/2045 (e)	806,000	888,194
Wells Fargo Commercial Mortgage Trust 2015-NXS4, 3.718%, 12/15/2048	318,000	353,727

		7,823,042

Federal Home Loan Mortgage Corporation – 10.3%
A12413, 5.000%, 8/1/2033 (d)	35,500	39,544
A37619, 4.500%, 9/1/2035 (d)	262,772	286,207
A87874, 4.000%, 8/1/2039 (d)	98,200	107,353
A89148, 4.000%, 10/1/2039 (d)	150,959	162,325
A89384, 4.000%, 10/1/2039 (d)	189,757	204,116
A89729, 4.000%, 11/1/2039 (d)	95,149	102,345
A93101, 5.000%, 7/1/2040 (d)	170,861	188,666
A93996, 4.500%, 9/1/2040 (d)	80,449	88,076
A94362, 4.000%, 10/1/2040 (d)	232,785	253,859
A94742, 4.000%, 11/1/2040 (d)	38,754	42,142
A95084, 4.000%, 11/1/2040 (d)	35,911	38,443
A95085, 4.000%, 11/1/2040 (d)	315,646	339,501
A95796, 4.000%, 12/1/2040 (d)	147,941	159,101
A97047, 4.500%, 2/1/2041 (d)	164,758	180,397
FH 849167, 2.933%, VR, 10/1/2043 (d)	592,230	616,310
FHR 3768 CB, 3.500%, 12/15/2025	343,000	372,818
FHR 3806 L, 3.500%, 2/15/2026 (f)	847,000	936,645
FHR 3800 CB, 3.500%, 2/15/2026	383,000	422,816
G01779, 5.000%, 4/1/2035 (d)	49,055	54,597
G01828, 4.500%, 4/1/2035 (d)	230,792	252,464
G01837, 5.000%, 7/1/2035 (d)	327,988	365,387
G01838, 5.000%, 7/1/2035 (d)	58,204	64,800
G02424, 5.500%, 12/1/2036 (d)	232,210	260,966
G04997, 5.000%, 1/1/2037 (d)	204,671	226,999
G05052, 5.000%, 10/1/2033 (d)	22,526	25,156
G06079, 6.000%, 7/1/2039 (d)	197,734	225,392
G06990, 5.500%, 8/1/2040 (d)	317,642	357,256
G08347, 4.500%, 6/1/2039 (d)	505,672	552,740
G08499, 3.000%, 7/1/2042 (d)	103,994	108,441
G08698, 3.500%, 3/1/2046	2,442,180	2,579,134
G14599, 2.500%, 11/1/2027 (d)	303,600	315,504
G30614, 3.500%, 12/1/2032 (d)	460,273	493,293

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Continued)
J17791, 3.000%, 1/1/2027 (d)	$406,232	$428,301
J20118, 2.500%, 8/1/2027 (d)	112,546	116,920
Q00291, 5.000%, 4/1/2041 (d)	150,751	166,922
Q01807, 4.500%, 7/1/2036 (d)	205,716	224,994
Q06160, 4.000%, 2/1/2037 (d)	72,777	78,071
Q17103, 4.000%, 6/1/2041 (d)	18,924	20,355
Q33602, 3.000%, 5/1/2045	774,119	809,135
Z40004, 6.000%, 8/1/2036 (d)	34,513	39,706
FHLMC TBA 30 Yr 3.5, 3.500%, 8/16/2046 (c)	1,900,000	2,005,354
FHLMC TBA 30 Yr 3.5, 3.500%, 9/14/2046 (c)	800,000	843,109

		15,155,660

Federal National Mortgage Association – 39.4%
190370, 6.000%, 6/1/2036 (d)	160,262	183,603
469829, 2.720%, 12/1/2018 (d)	1,659,595	1,715,753
469879, 3.220%, 12/1/2021 (d)	1,015,837	1,097,680
471333, 3.120%, 8/1/2022 (d)	1,868,578	2,004,282
471478, 2.610%, 8/1/2022 (d)	1,394,082	1,469,872
745044, 4.500%, 8/1/2035 (d)	68,516	75,195
745327, 6.000%, 3/1/2036 (d)	444,738	510,567
889529, 6.000%, 3/1/2038 (d)	76,422	88,566
890248, 6.000%, 8/1/2037 (d)	37,460	43,466
930672, 4.500%, 3/1/2039 (d)	241,024	266,984
932441, 4.000%, 1/1/2040 (d)	718,158	769,710
995082, 5.500%, 8/1/2037 (d)	138,516	157,147
995243, 4.500%, 8/1/2038 (d)	191,381	208,960
AA9846, 4.000%, 8/1/2039 (d)	114,650	123,039
AB1343, 4.500%, 8/1/2040 (d)	215,291	238,331
AB1763, 4.000%, 11/1/2030 (d)	44,452	48,090
AB4168, 3.500%, 1/1/2032 (d)	392,581	418,621
AB6472, 2.000%, 10/1/2027 (d)	387,276	396,188
AC1877, 4.500%, 9/1/2039 (d)	108,382	118,375
AC2817, 4.000%, 10/1/2039 (d)	59,013	63,265
AC5401, 5.000%, 10/1/2039 (d)	12,049	13,354
AC9564, 4.500%, 2/1/2040 (d)	87,626	96,609
AD1649, 4.000%, 3/1/2040 (d)	101,431	108,742
AD8033, 4.000%, 8/1/2040 (d)	39,403	42,414
AE0215, 4.000%, 12/1/2039 (d)	94,929	101,794
AE0216, 4.000%, 8/1/2040 (d)	212,377	228,258
AE0624, 4.000%, 11/1/2040 (d)	96,328	103,855
AE0625, 4.000%, 12/1/2040 (d)	115,103	126,742
AE4113, 4.000%, 10/1/2040 (d)	67,969	73,704
AE4192, 4.000%, 10/1/2040 (d)	321,472	349,519
AE5143, 4.000%, 11/1/2040 (d)	51,437	55,536
AI7951, 4.500%, 8/1/2036 (d)	92,948	101,858
AJ5974, 4.000%, 12/1/2036 (d)	69,240	74,837
AL0005, 4.500%, 1/1/2041 (d)	90,422	99,068
AL0049, 6.000%, 12/1/2035 (d)	84,752	97,540

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

	Principal Amount	Value
Federal National Mortgage Association (Continued)
AL1627, 4.500%, 9/1/2041 (d)	$160,826	$176,176
AM3278, 2.850%, 5/1/2023 (d)	719,903	768,690
AM4796, 3.300%, 12/1/2023	755,437	829,577
AM5146, 3.470%, 1/1/2024 (d)	568,210	629,642
AM5197, 4.200%, 1/1/2030 (d)	1,182,976	1,391,532
AM6266, 3.580%, 7/1/2030 (d)	979,527	1,091,147
AM7067, 3.110%, 1/1/2021	2,077,947	2,220,864
AM7395, 2.950%, 11/1/2024	194,420	209,227
AM7507, 3.080%, 12/1/2024 (d)	1,071,220	1,158,400
AM7598, 3.070%, 12/1/2024 (d)	1,421,300	1,536,356
AM8148, 2.680%, 3/1/2027 (d)	1,000,000	1,051,352
AM8659, 2.880%, 4/1/2031 (d)	1,279,754	1,345,377
AM9154, 3.180%, 6/1/2030 (d)	1,080,741	1,172,829
AM9239, 3.030%, 6/1/2025 (d)	986,737	1,065,556
AN1767, 2.980%, 6/1/2031 (d)	998,577	1,068,645
AN1840, 2.450%, 6/1/2026	1,500,000	1,555,367
AP9592, 3.500%, 10/1/2032 (d)	331,882	354,524
AR1524, 2.000%, 1/1/2028 (d)	309,994	317,096
AR9198, 3.000%, 3/1/2043 (d)	925,162	965,861
AS3608, 2.500%, 12/1/2043 (d)	393,714	399,964
AS6730, 3.500%, 2/1/2046	510,133	538,885
AW4685, 2.722%, VR, 5/1/2044 (d)	201,621	208,739
AY3370, 2.500%, 4/1/2045	293,493	298,153
BA3123, 3.500%, 2/1/2046	752,193	794,631
BC1171, 3.500%, 6/1/2046	2,590,117	2,736,955
MA0639, 4.000%, 2/1/2041 (d)	168,104	181,004
MA0919, 3.500%, 12/1/2031 (d)	23,381	24,964
MA0949, 3.500%, 1/1/2032 (d)	231,621	247,262
MA1630, 4.000%, 10/1/2033 (d)	238,878	258,704
FNMA TBA 30 Yr 3.5, 3.500%, 8/16/2046 (c)	8,421,000	8,894,682
FNMA TBA 30 Yr 3.5, 3.500%, 9/14/2046 (c)	4,000,000	4,219,643
FNMA TBA 30 Yr 3, 3.000%, 8/16/2046 (c)	4,700,000	4,891,305
FNMA TBA 30 Yr 3, 3.000%, 9/14/2046 (c)	2,300,000	2,388,586
FNMA TBA 30 Yr 4, 4.000%, 8/16/2046 (c)	900,000	964,934
FNMA TBA 30 Yr 4, 4.000%, 9/14/2046 (c)	400,000	428,437

		58,056,590

Government National Mortgage Association – 6.2%
GNMA II TBA 30 Yr 3.5, 3.500%, 8/23/2046 (c)	900,000	956,602
GNMA II TBA 30 Yr 3.5, 3.500%, 9/21/2046 (c)	300,000	318,451
GNMA II TBA 30 Yr 3, 3.000%, 8/23/2046 (c)	4,600,000	4,831,797
GNMA II TBA 30 Yr 4.5, 4.500%, 8/23/2046 (c)	900,000	963,693
GNMA II TBA 30 Yr 4, 4.000%, 8/23/2046 (c)	2,000,000	2,135,703

		9,206,246

Total Mortgage Backed Securities (Cost $97,623,023)		100,109,100

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

	Principal Amount	Value
Corporate Bonds and Notes – 36.3%
Communications – 5.5%
AT&T Inc
1.326%, VR, 3/11/2019	$525,000	$525,479
3.950%, 1/15/2025	445,000	481,189
4.750%, 5/15/2046	125,000	132,904
5.800%, 2/15/2019	130,000	143,915
CBS Corp, 2.900%, 1/15/2027	845,000	831,870
Charter Communications Operating LLC
1.000%, 1/24/2023	299,250	301,040
144A, 6.484%, 10/23/2045 (e)	565,000	680,274
Cox Communications Inc
144A, 4.800%, 2/1/2035 (e)	200,000	193,338
144A, 5.875%, 12/1/2016 (e)	175,000	177,588
Gray Television Inc 144A, 5.875%, 7/15/2026 (e)	40,000	41,220
Interpublic Group of Cos Inc/The, 4.200%, 4/15/2024	250,000	272,580
SFR Group SA senior secured note
144A, 7.375%, 5/1/2026 (e)	200,000	200,000
1.000%, 2/10/2023	746,250	748,504
Sprint Communications Inc 144A, 7.000%, 3/1/2020 (e)	375,000	399,844
Time Warner Cable Inc senior secured note
6.750%, 7/1/2018	275,000	301,648
7.300%, 7/1/2038	450,000	589,149
Time Warner Inc
3.600%, 7/15/2025	325,000	351,076
6.100%, 7/15/2040	200,000	258,664
Univision Communications Inc term loan, 1.000%, 3/1/2020	492,140	492,601
Verizon Communications Inc, 5.150%, 9/15/2023	426,000	500,160
Ziggo BV
1.000%, 1/15/2022	184,894	184,316
1.000%, 1/15/2022	119,149	118,777
1.000%, 1/15/2022	195,957	195,345

		8,121,481

Consumer Discretionary – 3.6%
Avis Budget Car Rental LLC / Avis Budget Finance Inc 144A, 6.375%, 4/1/2024 (e)	295,000	301,638
Delphi Automotive PLC
3.150%, 11/19/2020	240,000	249,581
4.150%, 3/15/2024	401,000	431,671
ERAC USA Finance LLC 144A, 3.850%, 11/15/2024 (e)	1,000,000	1,082,376
Home Depot Inc/The, 5.950%, 4/1/2041	420,000	603,289
KAR Auction Services Inc term loan B, 1.000%, 3/9/2023	149,625	151,004
Lear Corp, 4.750%, 1/15/2023	173,000	179,920
Marriott International Inc/MD, 2.875%, 3/1/2021	500,000	517,499
Northeastern University, 5.285%, 3/1/2032	100,000	117,361

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

	Principal Amount		Value
Consumer Discretionary (Continued)
O’Reilly Automotive Inc
3.800%, 9/1/2022	$155,000		$166,730
3.850%, 6/15/2023	550,000		594,069
On Assignment Inc term loan, 1.000%, 6/3/2022	381,382		383,448
United Rentals North America Inc, 4.625%, 7/15/2023	500,000		511,875

			5,290,461

Consumer Staples – 2.3%
BJ’s Wholesale Club Inc first lien, 1.000%, 9/26/2019	481,873		481,605
Coty Inc term loan B 1.000%, 10/27/2022	204,488		205,254
Energizer Holdings Inc term loan B, 1.000%, 6/30/2022	618,750		618,616
Galleria Co term loan B 1.000%, 1/26/2023	410,000		412,306
JM Smucker Co/The, 4.250%, 3/15/2035	380,000		424,465
Mondelez International Inc., 1.625%, 3/8/2027	350,000	EUR	402,173
TreeHouse Foods Inc 144A, 6.000%, 2/15/2024 (e)	530,000		572,400
Walgreens Boots Alliance Inc, 3.100%, 6/1/2023	320,000		331,038

			3,447,857

Energy – 0.6%
Spectra Energy Capital LLC, 8.000%, 10/1/2019	750,000		869,459

			869,459

Financials – 13.6%
AIA Group Ltd 144A, 4.500%, 3/16/2046 (e)	325,000		365,913
Air Lease Corp, 3.875%, 4/1/2021	225,000		236,813
Aircastle Ltd, 5.000%, 4/1/2023	140,000		147,182
American Express Credit Corp, 0.947%, VR, 9/22/2017	500,000		499,562
American Tower Corp, 5.000%, 2/15/2024	362,000		418,529
Aon PLC, 4.750%, 5/15/2045	225,000		248,624
AXA SA subordinated note, 8.600%, 12/15/2030	400,000		564,328
Boston Properties LP, 3.650%, 2/1/2026	300,000		324,825
BPCE SA
2.250%, 1/27/2020	500,000		509,171
144A, 4.875%, 4/1/2026 (e)	500,000		521,086
Brandywine Operating Partnership LP, 4.550%, 10/1/2029	725,000		760,760
Capital One Financial Corp subordinated note
3.750%, 7/28/2026	80,000		80,703
4.200%, 10/29/2025	155,000		161,914
Cooperatieve Rabobank UA, 3.950%, 11/9/2022	375,000		395,676
Credit Agricole SA subordinated note 144A, 4.375%, 3/17/2025 (e)	495,000		506,868
Crown Castle International Corp, 3.700%, 6/15/2026	300,000		316,624
Discover Financial Services, 3.750%, 3/4/2025	325,000		333,005
DTZ US Borrower LLC term loan, 1.000%, 11/4/2021	495,000		492,958
Duke Realty LP
3.625%, 4/15/2023	200,000		211,061
4.375%, 6/15/2022	250,000		273,999

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

	Principal Amount	Value
Financials (Continued)
Equinix Inc term loan 1.000%, 1/8/2023	$154,613	$155,144
Fifth Third Bancorp subordinated note, 8.250%, 3/1/2038	425,000	651,798
Frank Russell Co term loan, 1.000%, 6/1/2023	450,000	424,969
Hartford Financial Services Group Inc/The junior secured note, 8.125%, VR, 6/15/2068	275,000	301,813
Huntington Bancshares Inc/OH
3.150%, 3/14/2021	425,000	443,414
1.700%, 2/26/2018	380,000	381,794
ING Bank NV 144A, 2.000%, 11/26/2018 (e)	500,000	505,356
Intesa Sanpaolo SpA, 2.375%, 1/13/2017	775,000	776,893
KeyBank NA/Cleveland OH, 1.650%, 2/1/2018	250,000	251,437
Kimco Realty Corp, 3.400%, 11/1/2022	160,000	168,632
Marsh & McLennan Cos Inc, 3.300%, 3/14/2023	100,000	105,668
Metropolitan Life Global Funding I 144A, 2.300%, 4/10/2019 (e)	750,000	767,422
Morgan Stanley subordinated note
3.950%, 4/23/2027	210,000	217,401
5.000%, 11/24/2025	700,000	779,454
National City Corp subordinated note, 6.875%, 5/15/2019	275,000	311,142
Regency Centers LP, 3.750%, 6/15/2024	300,000	316,573
Regions Financial Corp, 3.200%, 2/8/2021	500,000	517,117
Reinsurance Group of America Inc
3.950%, 9/15/2026	250,000	260,968
4.700%, 9/15/2023	164,000	178,693
Santander UK PLC subordinated note 144A, 5.000%, 11/7/2023 (e)	650,000	679,834
Standard Chartered PLC subordinated note 144A, 5.700%, 3/26/2044 (e)	250,000	279,312
Swedbank AB 144A, 2.200%, 3/4/2020 (e)	650,000	661,998
TIAA Asset Management Finance Co LLC 144A, 4.125%, 11/1/2024 (e)	160,000	169,364
Total System Services Inc, 3.800%, 4/1/2021	600,000	637,346
Unum Group, 3.000%, 5/15/2021	180,000	185,021
US Bancorp subordinated note, 3.600%, 9/11/2024	493,000	536,569
Ventas Realty LP, 3.500%, 2/1/2025	350,000	362,051
Vornado Realty LP, 2.500%, 6/30/2019	325,000	330,523
Voya Financial Inc, 5.650%, VR, 5/15/2053	130,000	125,613
Wachovia Corp subordinated note, 7.500%, 4/15/2035	500,000	699,475
Welltower Inc, 5.250%, 1/15/2022	400,000	451,132

		20,003,527

Health Care – 4.2%
Actavis Funding SCS
2.350%, 3/12/2018	500,000	507,454
3.000%, 3/12/2020	420,000	437,299
3.800%, 3/15/2025	280,000	298,087
Allina Health System, 4.805%, 11/15/2045	410,000	504,981
Boston Medical Center Corp, 4.519%, 7/1/2026	455,000	501,164

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

	Principal Amount	Value
Health Care (Continued)
Celgene Corp, 3.875%, 8/15/2025	$325,000	$353,253
City of Hope senior secured note, 5.623%, 11/15/2043	250,000	331,780
Kaiser Foundation Hospitals, 3.500%, 4/1/2022	110,000	118,221
Mayo Clinic, 4.128%, 11/15/2052	165,000	192,309
Memorial Sloan-Kettering Cancer Center, 4.200%, 7/1/2055	60,000	69,483
Mylan Inc, 2.600%, 6/24/2018	400,000	407,520
New York and Presbyterian Hospital/The, 4.024%, 8/1/2045	365,000	406,006
Ochsner Clinic Foundation, 5.897%, 5/15/2045	650,000	851,454
Orlando Health Obligated Group, 4.416%, 10/1/2044	395,000	441,204
Thermo Fisher Scientific Inc, 4.150%, 2/1/2024	265,000	291,706
Zimmer Biomet Holdings Inc, 1.450%, 4/1/2017	495,000	495,539

		6,207,460

Industrials – 2.1%
Canadian Pacific Railway Co, 4.500%, 1/15/2022	400,000	441,789
CNH Industrial Capital LLC, 4.875%, 4/1/2021	750,000	787,500
Illinois Tool Works Inc, 4.875%, 9/15/2041	175,000	218,257
Nortek Inc term loan B, 1.000%, 10/30/2020	989,943	991,180
Ryder System Inc
2.350%, 2/26/2019	500,000	504,845
2.500%, 5/11/2020	145,000	146,219

		3,089,790

Materials – 1.0%
Ardagh Holdings USA Inc term loan
1.000%, 12/17/2019	468,467	469,638
144A, 3.876%, VR, 5/15/2021 (e)	470,000	476,463
Nexeo Solutions LLC term loan B, 1.000%, 6/9/2023	285,000	287,138
Standard Industries Inc/NJ 144A, 5.125%, 2/15/2021 (e)	180,000	189,000

		1,422,239

Technology – 2.2%
Avago Technologies Cayman Finance Ltd term loan B, 1.000%, 2/1/2023	906,888	910,099
CDW LLC / CDW Finance Corp
5.000%, 9/1/2023	145,000	148,263
1.000%, 4/29/2020	492,369	493,869
Dell Inc term loan B 1.000%, 5/24/2023	280,000	280,379
NXP BV term loan B, 1.000%, 12/7/2020	287,928	290,223
ON Semiconductor Corp term loan B, 1.000%, 3/31/2023	240,000	243,000
SS&C European Holdings SARL term loan B
1.000%, 7/8/2022	40,107	40,376
5.875%, 7/15/2023	65,000	67,763
1.000%, 7/8/2022	305,096	307,139
TSMC Global Ltd 144A, 1.625%, 4/3/2018 (e)	523,000	523,790

		3,304,901

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

	Principal Amount	Value
Utilities – 1.2%
Calpine Corp term loan B, 1.000%, 1/15/2023	$417,900	$418,572
Consolidated Edison Co of New York Inc, 3.300%, 12/1/2024	700,000	762,458
Southern Power Co, 1.850%, 12/1/2017	500,000	504,121

		1,685,151

Total Corporate Bonds and Notes (Cost $51,273,821)		53,442,326

U.S. Government Agencies – 7.2%
FNMA, 1.500%, 6/22/2020	5,328,000	5,425,891
FNMA, 5.625%, 7/15/2037	3,379,000	5,096,340

Total U.S. Government Agencies (Cost $10,195,927)		10,522,231

Municipal Bonds – 6.4%
American Municipal Power Inc, 6.270%, 2/15/2050 (f)	175,000	232,635
Bay Area Toll Authority, 7.043%, 4/1/2050	125,000	207,685
City of Chicago IL, 6.207%, 1/1/2032	250,000	230,358
Commonwealth of Massachusetts, 3.277%, 6/1/2046	130,000	138,913
Hillsborough County Aviation Authority, 3.549%, 10/1/2022	190,000	200,866
Indiana Finance Authority, 3.624%, 7/1/2036	235,000	248,785
Los Angeles County Public Works Financing Authority, 7.488%, 8/1/2033	290,000	410,541
Massachusetts Health & Educational Facilities Authority, 6.432%, 10/1/2035	420,000	533,257
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, 4.053%, 7/1/2026	270,000	298,526
Michigan Finance Authority
2.057%, 4/1/2018	250,000	250,668
2.267%, 4/1/2019	260,000	260,177
2.491%, 4/1/2020	250,000	250,175
2.741%, 4/1/2021	320,000	321,910
New Jersey Turnpike Authority
7.102%, 1/1/2041	225,000	351,124
7.414%, 1/1/2040	200,000	322,798
New York Transportation Development Corp, 3.473%, 7/1/2028	500,000	512,160
Oregon Health & Science University, 5.000%, 7/1/2045	650,000	804,622
Pennsylvania Industrial Development Authority 144A, 3.556%, 7/1/2024 (e)	505,000	527,281
Puerto Rico Commonwealth Government Employees Retirement System
6.150%, 7/1/2038 (f)	825,000	334,125
6.200%, 7/1/2039 (f)	125,000	50,625
State of California, 7.625%, 3/1/2040	525,000	859,850

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

	Principal Amount		Value
Municipal Bonds (Continued)
State of Illinois
3.860%, 4/1/2021	$215,000		$221,375
5.100%, 6/1/2033	335,000		327,607
5.365%, 3/1/2017	385,000		393,666
5.547%, 4/1/2019	325,000		348,160
5.877%, 3/1/2019	410,000		446,990
Washington State Housing Finance Commission 144A, 4.375%, 1/1/2021 (e)	400,000		408,272

Total Municipal Bonds (Cost $9,023,103)			9,493,151

Asset Backed Securities – 0.7%
SBA Tower Trust 144A, 3.869%, VR, 10/15/2049 (e)	500,000		513,808
Carmax Auto Owner Trust
1.900%, 4/15/2022	95,000		95,125
2.160%, 12/15/2021	135,000		136,516
2.200%, 6/15/2022	75,000		75,106
2.560%, 2/15/2022	260,000		263,856

Total Asset Backed Securities (Cost $1,064,919)			1,084,411

Foreign Government & Agency Securities – 0.4%
Uruguay Government International Bond
4.375%, 12/15/2028	7,395,134	UYU	227,437
5.100%, 6/18/2050	375,000		380,625

Total Foreign Government & Agency Securities (Cost $677,745)			608,062

Total Investments – 118.9% (Cost $169,858,538) (a)			175,259,281

Other Liabilities, less assets – (18.9)%			(27,816,707)

Net Assets – 100.0%			$147,442,574

(a) The aggregate cost for book and federal income purposes is $169,992,109. The aggregate gross unrealized appreciation is $5,452,188, and the aggregate gross unrealized depreciation is $185,016, resulting in net unrealized appreciation of $5,267,172.

(b) Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

(c) A portion or all of the security was purchased as a when issued or delayed delivery security.

(d) A portion or all of the security was segregated for collateral for when issued or delayed delivery securities.

(e) This security has been determined to be liquid under guidelines established by the Fund’s Board of Trustees.

(f) This security has been determined to be illiquid under guidelines established by the Fund’s Board of Trustees.

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

The principal amount is stated in U.S. dollars unless otherwise indicated.

TBA — To Be Announced

VR — Variable interest rate. Rate shown is that on July 31, 2016.

144A — Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2016, the aggregate value of these securities was $13,217,265, representing 9.0% of net assets.

UYU — Uruguayan Peso

EUR — Euro

At July 31, 2016, the Fund had the following forward currency contracts outstanding.

Counterparty	Currency	Contract Type	Settlement Date	Value	Unrealized Appreciation	Unrealized Depreciation
UBS AG	CAD	Sell	9/21/2016	$268,884	$6,556	$-
Goldman Sachs International	CAD	Sell	9/21/2016	147,842	3,638	-
Royal Bank of Canada	CAD	Sell	9/21/2016	462,706	-	(1,353)
Royal Bank of Canada	CAD	Buy	9/21/2016	464,343	-	(7,954)
Bank of America N.A.	CAD	Sell	9/21/2016	460,434	10,181	-
Royal Bank of Scotland	CAD	Buy	9/21/2016	233,465	-	(1,051)
Citibank N.A.	CAD	Buy	9/21/2016	234,223	-	(1,810)
Bank of America N.A.	CAD	Buy	9/21/2016	400,760	-	(1,132)
UBS AG	EUR	Sell	9/21/2016	413,563	5,676	-
HSBC Bank USA	UYU	Sell	9/28/2016	195,889	-	(8,701)

					$26,051	$(22,001)

At July 31, 2016, the Fund had the following future contracts outstanding.

Description	Number of Contracts	Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Euro-Bund (Short)	2	$335,620	9/8/2016	$-	$(8,568)

				$-	$(8,568)

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

At July 31, 2016, the Fund had the following centrally cleared interest rate swap contracts outstanding.

Description	Counterparty/ Exchange	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 1.750%	Morgan Stanley/LCH	12/21/2026	$1,009,000	$-	$(1,893)
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.250%	Morgan Stanley/LCH	9/21/2026	11,241,000	-	(370,835)
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 1.634%	Morgan Stanley/LCH	6/15/2026	1,596,000	-	(43,779)
Receive Floating rate 3 month USD BBA LIBOR Pay Fixed rate 2.750%	Morgan Stanley/LCH	9/21/2046	4,649,000	612,271	-
Receive Floating rate 12 month USD Fed Fund Pay Fixed rate 0.4975%	Morgan Stanley/LCH	7/31/2017	9,590,000	-	(3,462)
Receive Floating rate 12 month USD Fed Fund Pay Fixed rate 0.4975%	Morgan Stanley/LCH	7/31/2017	9,590,000	-	(577)

				$612,271	$(420,546)

At July 31, 2016, the Fund had the following OTC interest rate swap contracts outstanding.

	Rate Type
Counterparty	Payments made by the Fund	Payments received by the Fund	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Deutsche Bank AG	1.898%	USA-CPI-U	7/15/2024	$7,362,000	$-	$(119,734)

					$-	$(119,734)

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2016

At July 31, 2016, the Fund had the following centrally cleared credit default swap contracts outstanding.

Description	Counterparty/ Exchange	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
CDX-NAIG Series 26, Version 1, 5 Year Index	Morgan Stanley/ICE	1.00%	6/20/2021	$738,000	$723	$-
CDX-NAHY Series 26, Version 1, 5 Year Index	Morgan Stanley/ICE	5.00%	6/20/2021	1,098,000	-	(7,555)
iTraxx Europe Crossover Series 25, Version 1, 5 Year Index (EUR)	Morgan Stanley/ICE	1.00%	6/20/2021	1,583,000	-	(15,773)
iTraxx Europe Crossover Series 25, Version 1, 5 Year Index (EUR)	Morgan Stanley/ICE	5.00%	6/20/2021	427,000	-	(11,827)

					$723	$(35,155)

At July 31, 2016, the Fund had the following OTC credit default swap contracts outstanding.

Description	Counterparty	Upfront Premium Received (Paid)	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
CMBX NA AAA.6	Credit Suisse International	5,720	0.50%	5/11/2063	$154,996	$4,197	$-
CMBX NA AAA.6	Morgan Stanley & Co. International PLC	64,963	0.50%	5/11/2063	1,982,952	44,926	-
CMBX NA AAA.6	Morgan Stanley & Co. International PLC	5,243	0.50%	5/11/2063	154,996	3,673	-
CMBX NA AAA.6	Morgan Stanley & Co. International PLC	4,065	0.50%	5/11/2063	119,997	2,896	-
CMBX.NA.AAA.6	Deutsche Bank London	4,912	0.50%	5/11/2063	144,997	3,500	-

						$59,192	$-

LCH — London Clearing House

ICE — Intercontinental Exchange

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI FUNDS EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Domini Funds, you incur two types of costs:

(1) Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the fund after holding them less than 30 days and sales charges (loads) on Class A shares and

(2) Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on February 1, 2016, and held through July 31, 2016.

Certain Account Fees

Some accounts are subject to recurring annual service fees and maintenance fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expense would be higher. You may avoid the annual service fee by choosing paperless electronic delivery of statements, prospectuses, shareholder reports and other materials.

Actual Expenses

The line of the table captioned ‘‘Actual Expenses’’ below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000.

(2) Multiply your result in step 1 by the number in the first line under the heading ‘‘Expenses Paid During Period’’ in the table.

The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Expenses	Beginning Account Value as of 2/1/2016	Ending Account Value as of 7/31/2016	Expenses Paid During Period 2/1/2016 – 7/31/2016
Domini Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,123.70	$6.04[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.17	$5.74[1]
Domini Social Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,122.10	$6.22[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.00	$5.92[1]
Domini Social Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$1,125.80	$4.20[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.91	$4.00[1]
Domini Social Equity Fund Class R Shares	Actual Expenses	$1,000.00	$1,125.70	$4.36[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.76	$4.14[1]
Domini International Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,071.20	$7.65[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.47	$7.46[2]
Domini International Social Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,071.80	$7.80[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.34	$7.59[2]
Domini International Social Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$1,074.40	$5.57[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.49	$5.43[2]
Domini Social Bond Fund Investor Shares	Actual Expenses	$1,000.00	$1,053.40	$4.68[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.31	$4.60[3]
Domini Social Bond Fund Institutional Shares	Actual Expenses	$1,000.00	$1,054.10	$3.13[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.82	$3.08[3]

1Expenses are equal to the Fund’s annualized expense ratio of 1.14% for Investor shares, or 1.18% for Class A shares, or 0.80% for Institutional Class, or 0.82% for Class R shares, multiplied by average account value over the period, multiplied by 182, and divided by 366.

2Expenses are equal to the Fund’s annualized expense ratio of 1.49% for Investor shares, or 1.51% for Class A shares, or 1.08% for Institutional shares, multiplied by average account value over the period, multiplied by 182, and divided by 366.

3Expenses are equal to the Fund’s annualized expense ratio of 0.92% for Investor Shares, or 0.61% for Institutional Class, multiplied by average account value over the period, multiplied by 182, and divided by 366.

THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2016

	Domini Social Equity Fund	Domini International Social Equity Fund
ASSETS
Investments at value (cost $828,375,697, and $573,990,119, respectively)	$910,134,761	$598,984,078
Cash	4,766,261	6,923,243
Foreign currency, at value (cost $0, and $1,632,804, respectively)	-	1,651,387
Receivable for securities sold	-	219,177
Receivable for capital shares	142,642	1,129,736
Dividend receivable	630,294	1,104,882
Tax reclaim receivable	492	458,901
Other receivables	3,120	-

Total assets	915,677,570	610,471,404

LIABILITIES
Payable for securities purchased	-	1,601,712
Payable for capital shares	1,444,601	972,372
Management /Sponsorship fee payable	575,607	477,207
Distribution fee payable	140,142	90,882
Other accrued expenses	146,008	253,317
Foreign tax payable	9,581	174,375

Total liabilities	2,315,939	3,569,865

NET ASSETS	$913,361,631	$606,901,539

NET ASSETS CONSIST OF
Paid-in capital	$834,456,868	$603,714,196
Undistributed net investment income (loss)	(4,419)	2,868,101
Accumulated net realized gain (loss)	(2,849,864)	(24,638,876)
Net unrealized appreciation (depreciation)	81,759,046	24,958,118

NET ASSETS	$913,361,631	$606,901,539

NET ASSET VALUE PER SHARE
Investor Shares
Net assets	$655,963,638	$384,772,426

Outstanding shares of beneficial interest	15,811,614	52,113,272

Net asset value and offering price per share*	$41.49	$7.38

Class A Shares
Net assets	$8,490,933	$55,138,514

Outstanding shares of beneficial interest	1,157,639	7,106,646

Net asset value*	$7.33	$7.76

Maximum offering price per share (net asset value per share / (1-4.75%))	$7.70	$8.15

Institutional shares
Net assets	$204,688,709	$166,990,599

Outstanding shares of beneficial interest	9,137,944	22,591,463

Net asset value and offering price per share*	$22.40	$7.39

Class R shares
Net assets	$44,218,351

Outstanding shares of beneficial interest	7,129,907

Net asset value and offering price per share*	$6.20

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

For the Year Ended July 31, 2016

	Domini Social Equity Fund	Domini International Social Equity Fund
INCOME
Dividends (net of foreign taxes $149,700, and $1,805,379, respectively)	$29,780,085	$16,128,396

Investment Income	29,780,085	16,128,396

EXPENSES
Management /Sponsorship fees	6,975,249	4,944,416
Distribution fees – Investor shares	1,655,345	843,156
Distribution fees – Class A shares	21,589	131,058
Transfer agent fees – Investor shares	609,510	523,467
Transfer agent fees – Class A shares	11,617	103,013
Transfer agent fees – Institutional shares	5,831	3,213
Transfer agent fees – Class R shares	2,194	-
Custody and Accounting fees	158,055	449,332
Professional fees	69,239	68,421
Shareholder Service fees – Investor shares	62,919	34,611
Shareholder Service fees – Class A shares	1,138	10,807
Shareholder Service fees – Institutional shares	191	243
Shareholder Service fees – Class R shares	215	-
Registration fees – Investor shares	15,408	44,780
Registration fees – Class A shares	18,750	22,973
Registration fees – Institutional shares	22,633	38,237
Registration fees – Class R shares	5,913	-
Trustees fees	57,759	29,316
Shareholder Communication fees	41,063	38,278
Miscellaneous	16,257	14,039

Total expenses	9,750,875	7,299,360
Fees waived and expenses reimbursed	(36,024)	(28,297)

Net expenses	9,714,851	7,271,063

NET INVESTMENT INCOME (LOSS)	20,065,234	8,857,333

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	8,238,864	(22,550,198)
Foreign Currency	-	(44,025)

Net realized gain (loss)	8,238,864	(22,594,223)
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	(57,998,290)	(3,344,735)
Translation of assets and liabilities in foreign currencies	(18)	(12,763)

Net change in unrealized appreciation (depreciation)	(57,998,308)	(3,357,498)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(49,759,444)	(25,951,721)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(29,694,210)	$(17,094,388)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$20,065,234	$13,539,224
Net realized gain (loss)	8,238,864	92,548,118
Net change in unrealized appreciation (depreciation)	(57,998,308)	(45,605,130)

Net Increase (Decrease) in Net Assets Resulting from Operations	(29,694,210)	60,482,212

DISTRIBUTIONS AND/OR DIVIDENDS
Dividends to shareholders from net investment income:
Investor shares	(7,760,110)	(5,839,994)
Class A shares	(644,111)	(352,333)
Institutional shares	(6,399,233)	(5,504,132)
Class R shares	(4,453,212)	(2,594,759)
Distributions to shareholders from net realized gain:
Investor shares	(34,944,459)	(55,159,394)
Class A shares	(2,048,824)	(2,168,581)
Institutional shares	(19,710,187)	(31,125,508)
Class R shares	(12,600,332)	(14,604,269)
Tax return of capital distribution:
Investor shares	(142,401)	-
Class A shares	(1,843)	-
Institutional shares	(44,435)	-
Class R shares	(9,599)	-

Net Decrease in Net Assets from Distributions and/or Dividends	(88,758,746)	(117,348,970)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	65,303,360	317,266,675
Net asset value of shares issued in reinvestment of distributions and dividends	86,546,917	113,977,505
Payments for shares redeemed	(174,857,028)	(334,636,854)
Redemption fees	11,090	31,945

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(22,995,661)	96,639,271

Total Increase (Decrease) in Net Assets	(141,448,617)	39,772,513

NET ASSETS
Beginning of period	$1,054,810,248	$1,015,037,735

End of period	$913,361,631	$1,054,810,248

Undistributed net investment income (loss)	$(4,419)	$-

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$8,857,333	$4,754,880
Net realized gain (loss)	(22,594,223)	18,710,844
Net change in unrealized appreciation (depreciation)	(3,357,498)	(6,634,368)

Net Increase (Decrease) in Net Assets Resulting from Operations	(17,094,388)	16,831,356

DISTRIBUTIONS AND/OR DIVIDENDS
Dividends to shareholders from net investment income:
Investor shares	(3,272,324)	(3,317,129)
Class A shares	(494,389)	(452,610)
Institutional shares	(1,952,818)	(931,537)
Distributions to shareholders from net realized gain:
Investor shares	(8,095,893)	(12,803,955)
Class A shares	(1,288,949)	(1,634,594)
Institutional shares	(2,922,571)	(2,498,323)

Net Decrease in Net Assets from Distributions and/or Dividends	(18,026,944)	(21,638,148)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	373,227,416	178,596,205
Net asset value of shares issued in reinvestment of distributions and dividends	14,258,096	17,468,149
Payments for shares redeemed	(177,027,885)	(60,782,210)
Redemption fees	23,851	4,493

Net Increase (Decrease) in Net Assets from Capital Share Transactions	210,481,478	135,286,637

Total Increase (Decrease) in Net Assets	175,360,146	130,479,845

NET ASSETS
Beginning of period	$431,541,393	$301,061,548

End of period	$606,901,539	$431,541,393

Undistributed net investment income (loss)	$2,868,101	$(1,530,402)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2016		2015		2014		2013		2012
For a share outstanding for the period:
Net asset value, beginning of period	$45.38		$46.82		$39.22		$32.66		$31.56

Income from investment operations:
Net investment income (loss)	0.90		0.52	[5]	0.39		0.37		0.36
Net realized and unrealized gain (loss) on investments	(2.10)		1.86		7.47		6.43		0.95

Total income from investment operations	(1.20)		2.38		7.86		6.80		1.31

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.48)		(0.36)		(0.26)		(0.24)		(0.21)
Distributions to shareholders from net realized gain	(2.20)		(3.46)		-		-		-
Tax return of capital [5]	(0.01)		-		-		-		-

Total distributions	(2.69)		(3.82)		(0.26)		(0.24)		(0.21)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$41.49		$45.38		$46.82		$39.22		$32.66

Total return [2]	-2.47%		5.21%		20.07%		20.87%		4.15%
Portfolio turnover	91%		103%		86%		97%		94%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$656		$752		$699		$625		$546
Ratio of expenses to average net assets	1.14%		1.16%		1.20%		1.24%	[4]	1.25%	[3,4]
Ratio of gross expenses to average net assets	1.14%		1.16%		1.20%		1.24%		1.26%
Ratio of net investment income (loss) to average net assets	2.06%		1.10%		0.80%		0.96%		1.06%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.24%, and 1.25%, for the years ended July 31, 2013, and 2012, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2016		2015		2014		2013		2012
For a share outstanding for the period:
Net asset value, beginning of period	$10.54		$13.87		$11.84		$10.16		$10.12

Income from investment operations:
Net investment income (loss)	0.33		0.12	[5]	0.25		0.22		0.37
Net realized and unrealized gain (loss) on investments	(0.69)		0.53		2.12		1.86		0.05

Total income from investment operations	(0.36)		0.65		2.37		2.08		0.42

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.65)		(0.52)		(0.34)		(0.40)		(0.38)
Distributions to shareholders from net realized gain	(2.20)		(3.46)		-		-		-
Tax return of capital [5]	(0.00)	[1]	-		-		-		-

Total distributions	(2.85)		(3.98)		(0.34)		(0.40)		(0.38)

Redemption fee proceeds	-		-		-		-		-

Net asset value, end of period	$7.33		$10.54		$13.87		$11.84		$10.16

Total return [2]	-2.61%		5.19%		20.17%		20.88%		4.20%
Portfolio turnover	91%		103%		86%		97%		94%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$8		$11		$8		$5		$4
Ratio of expenses to average net assets	1.18%	[3]	1.18%	[3]	1.18%	[3]	1.18%	[3,4]	1.18%	[3,4]
Ratio of gross expenses to average net assets	1.41%		1.39%		1.54%		1.74%		2.09%
Ratio of net investment income (loss) to average net assets	2.00%		1.06%		0.83%		1.02%		1.09%

1 Amount represents less than 0.005 per share.

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.18%, and 1.18% for the years ended July 31, 2013, and 2012, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2016		2015		2014		2013		2012
For a share outstanding for the period:
Net asset value, beginning of period	$25.95		$28.49		$23.94		$20.12		$19.65

Income from investment operations:
Net investment income (loss)	0.55		0.40	[5]	0.32		0.29		0.33
Net realized and unrealized gain (loss) on investments	(1.20)		1.11		4.60		3.96		0.57

Total income from investment operations	(0.65)		1.51		4.92		4.25		0.90

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.70)		(0.59)		(0.37)		(0.43)		(0.43)
Distributions to shareholders from net realized gain	(2.20)		(3.46)		-		-		-
Tax return of capital [5]	(0.00)	[1]	-		-		-		-

Total distributions	(2.90)		(4.05)		(0.37)		(0.43)		(0.43)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	-

Net asset value, end of period	$22.40		$25.95		$28.49		$23.94		$20.12

Total return [2]	-2.14%		5.56%		20.59%		21.36%		4.62%
Portfolio turnover	91%		103%		86%		97%		94%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	205		$237		$260		$216		$182
Ratio of expenses to average net assets	0.80%	[3]	0.80%	[3]	0.80%	[3]	0.80%	[3,4]	0.80%	[3,4]
Ratio of gross expenses to average net assets	0.81%		0.80%		0.81%		0.81%		0.83%
Ratio of net investment income (loss) to average net assets	2.40%		1.47%		1.19%		1.41%		1.49%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Sponsor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.80%, 0.80%, for the years ended July 31, 2013, and 2012, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — CLASS R SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2016		2015		2014		2013		2012
For a share outstanding for the period:
Net asset value, beginning of period	$9.40		$12.81		$10.94		$9.41		$9.40

Income from investment operations:
Net investment income (loss)	0.49		0.15	[5]	1.00		(0.03)		1.16
Net realized and unrealized gain (loss) on investments	(0.79)		0.49		1.23		1.98		(0.74)

Total income from investment operations	(0.30)		0.64		2.23		1.95		0.42

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.70)		(0.59)		(0.36)		(0.42)		(0.41)
Distributions to shareholders from net realized gain	(2.20)		(3.46)		-		-		-
Tax return of capital [5]	(0.00)	[1]	-		-		-		-

Total distributions	(2.90)		(4.05)		(0.36)		(0.42)		(0.41)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$6.20		$9.40		$12.81		$10.94		$9.41

Total return [2]	-2.22%		5.55%		20.52%		21.21%		4.58%
Portfolio turnover	91%		103%		86%		97%		94%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$44		$55		$49		$28		$26
Ratio of expenses to average net assets	0.82%		0.85%		0.90%		0.90%	[4]	0.90%	[3,4]
Ratio of gross expenses to average net assets	0.82%		0.85%		0.90%		0.90%		0.91%
Ratio of net investment income (loss) to average net assets	2.39%		1.41%		1.07%		1.31%		1.38%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Sponsor, of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.90%, and 0.90% for the years ended July 31, 2013, and 2012, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2016		2015		2014		2013		2012
For a share outstanding for the period:
Net asset value, beginning of period	$8.05		$8.26		$7.67		$5.98		$7.43

Income from investment operations:
Net investment income (loss)	0.12		0.13		0.14		0.11		0.09
Net realized and unrealized gain (loss) on investments	(0.53)		0.20		0.85		1.64		(1.04)

Total income from investment operations	(0.41)		0.33		0.99		1.75		(0.95)

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.07)		(0.11)		(0.25)		(0.06)		(0.28)
Distributions to shareholders from net realized gain	(0.19)		(0.43)		(0.15)		-		(0.20)
Tax return of capital [5]	-		-		-		-		(0.02)

Total distributions	(0.26)		(0.54)		(0.40)		(0.06)		(0.50)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$7.38		$8.05		$8.26		$7.67		$5.98

Total return [2]	-5.12%		4.65%		13.15%		29.26%		-12.38%
Portfolio turnover	89%		88%		86%		87%		110%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$385		$320		$232		$160		$127
Ratio of expenses to average net assets	1.52%		1.59%		1.60%	[3]	1.60%	[3,4]	1.60%	[3,4]
Ratio of gross expenses to average net assets	1.52%		1.59%		1.62%		1.68%		1.74%
Ratio of net investment income (loss) to average net assets	1.59%		1.32%		1.43%		1.70%		1.64%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.60%, and 1.60% for the years ended July 31, 2013, and 2012, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2016		2015		2014		2013		2012
For a share outstanding for the period:
Net asset value, beginning of period	$8.45		$8.64		$8.00		$6.24		$7.73

Income from investment operations:
Net investment income (loss)	0.11		0.14		0.14		0.12		0.14
Net realized and unrealized gain (loss) on investments	(0.54)		0.21		0.90		1.71		(1.12)

Total income from investment operations	(0.43)		0.35		1.04		1.83		(0.98)

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.07)		(0.11)		(0.25)		(0.07)		(0.29)
Distributions to shareholders from net realized gain	(0.19)		(0.43)		(0.15)		-		(0.20)
Tax return of capital [5]	-		-		-		-		(0.02)

Total distributions	(0.26)		(0.54)		(0.40)		(0.07)		(0.51)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	-		-

Net asset value, end of period	$7.76		$8.45		$8.64		$8.00		$6.24

Total return [2]	-5.07%		4.71%		13.16%		29.30%		-12.26%
Portfolio turnover	89%		88%		86%		87%		110%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$55		$51		$29		$13		$6
Ratio of expenses to average net assets	1.53%	[3]	1.57%	[3]	1.57%	[3]	1.57%	[3,4]	1.57%	[3,4]
Ratio of gross expenses to average net assets	1.59%		1.68%		1.82%		2.13%		2.33%
Ratio of net investment income (loss) to average net assets	1.47%		1.46%		1.51%		1.91%		1.85%

1 Amount represents less than 0.005 per share.

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.57%, and 1.57% for the years ended July 31, 2013, and 2012, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31						For the Period November 30, 2012 (commencement of operations) through July 31, 2013
	2016		2015		2014
For a share outstanding for the period:
Net asset value, beginning of period	$8.07		$8.28		$7.66		$6.59

Income from investment operations:
Net investment income (loss)	0.15		0.16		0.13		0.11
Net realized and unrealized gain (loss) on investments	(0.54)		0.21		0.89		1.04

Total income from investment operations	(0.39)		0.37		1.02		1.15

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.10)		(0.15)		(0.25)		(0.08)
Distributions to shareholders from net realized gain	(0.19)		(0.43)		(0.15)		-

Total distributions	(0.29)		(0.58)		(0.40)		(0.08)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	-

Net asset value, end of period	$7.39		$8.07		$8.28		$7.66

Total return [2]	-4.74%		5.24%		13.60%		17.50%
Portfolio turnover	89%		88%		86%		87%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$167		$61		$39		$25
Ratio of expenses to average net assets	1.10%		1.15%	[3]	1.16%		1.25%	[3,4]
Ratio of gross expenses to average net assets	1.10%		1.15%		1.16%		1.25%
Ratio of net investment income (loss) to average net assets	2.22%		1.78%		1.82%		2.40%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.25% for the period ended July 31, 2013.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Investment Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Domini Social Investment Trust comprises three separate series: Domini Social Equity Fund, Domini International Social Equity Fund (formerly, Domini European PacAsia Social Equity Fund), and Domini Social Bond Fund (each the “Fund,” collectively the “Funds”). The financial statements of the Domini Social Bond Fund are included on page 83 of this report. The Domini Social Equity Fund offers Investor shares, Class A shares, Institutional shares and Class R shares. Class R shares of the Domini Social Equity Fund commenced on November 28, 2003. Class A and Institutional shares of the Domini Social Equity Fund commenced on November 28, 2008. The Domini International Social Equity Fund offers Investor shares, Class A shares and Institutional Shares. Class A and Institutional shares of the Domini International Social Equity Fund were not offered prior to November 28, 2008 and November 30, 2012, respectively. The Investor shares, Institutional shares and Class R shares are sold at their offering price, which is net asset value. The Class A shares are sold with a front-end sales charge (load) of up to 4.75%. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Class R shares are generally available only to certain eligible retirement plans and endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Fund’s Distributor. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Class R and Institutional shares are not subject to distribution and service fees.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available or as a result of an event occurring after the close of the foreign market but before pricing the Funds are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used by the Domini Social Equity Fund, as of July 31, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$101,086,906	$-	$-	$101,086,906
Consumer Staples	87,868,158	-	-	87,868,158
Energy	26,957,712	-	-	26,957,712
Financials	155,621,101	-	-	155,621,101
Health Care	131,928,952	-	-	131,928,952
Industrials	98,666,259	-	-	98,666,259
Information Technology	204,341,839	-	-	204,341,839
Materials	30,739,745	-	-	30,739,745
Telecommunication Services	42,088,673	-	-	42,088,673
Utilities	30,835,416	-	-	30,835,416

Total	$910,134,761	$-	$-	$910,134,761

The following is a summary of the inputs used by the Domini International Social Equity Fund, as of July 31, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$86,900,554	$-	$-	$86,900,554
Consumer Staples	58,440,120	-	-	58,440,120
Energy	16,627,289	-	-	16,627,289
Financials	151,055,265	-	-	151,055,265
Health Care	61,902,581	-	-	61,902,581
Industrials	88,218,493	-	-	88,218,493
Information Technology	45,001,238	-	-	45,001,238
Materials	35,745,527	-	-	35,745,527
Telecommunication Services	44,508,532	-	-	44,508,532
Utilities	4,663,048	-	-	4,663,048

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Preferred Stocks
Financials	$2,501,548	$-	$-	$2,501,548
Telecommunication Services	1,099,618	-	-	1,099,618
Utilities	2,320,265	-	-	2,320,265

Total	$598,984,078	$-	$-	$598,984,078

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Domini Social Equity Fund	Domini International Social Equity Fund

Investments in Securities
Balance as of July 31, 2015	$-	$-
Realized Gain (loss)	-	-
Change in unrealized appreciation (depreciation)	22,596	(114,465)
Purchases	-	-
Sales	-	-
Transfers in and/or out of Level Three	(22,596)	114,465

Balance as of July 31, 2016	$-	$-

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at July 31, 2016:	$-	$-

For the Domini Social Equity Fund transfers from Level 1 to Level 3 included securities valued at $415,874 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 1 included securities valued at $438,470 because market values were readily available from a pricing agent for which fair value factors were previously applied.

For the Domini International Social Equity Fund transfers from Level 1 to Level 3 included securities valued at $3,888,288 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 1 included securities valued at $3,773,823 because market values were readily available from a pricing agent for which fair value factors were previously applied.

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(C) Foreign Currency Contracts. When the Funds purchase or sell foreign securities they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The Domini Social Equity Fund had no open foreign currency spot contracts and the Domini International Social Equity Fund had $219,177 outstanding as of July 31, 2016.

(D) Investment Transactions, Investment Income and Dividends to Shareholders. The Funds earn income daily, net of Fund expenses. Dividends to shareholders of the Domini International Social Equity Fund are usually declared and paid semiannually from net investment income. Dividends to shareholders of the Domini Social Equity Fund are usually declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds.

(E) Federal Taxes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary. As of July 31, 2016, tax years 2013 through 2016 remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(F) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Funds’ redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and are recorded as an adjustment to paid-in capital.

(G) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(H) Indemnification. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Sponsor. The Funds have retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. Domini is registered as an investment advisor under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

services include the provision of general office facilities and supervising the overall administration of the Funds. For its services under the Management Agreements, Domini receives from each Fund a fee accrued daily and paid monthly at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Social Equity Fund	0.30% of the first $2 billion of net assets managed,
0.29% of the next $1 billion of net assets managed, and
0.28% of net assets managed in excess of $3 billion

Domini International Social Equity Fund	1.00% of the first $250 million of net assets managed,
0.94% of the next $250 million of net assets managed, and
0.88% of net assets managed in excess of $500 million

Pursuant to a Sponsorship Agreement (with respect to the Domini Social Equity Fund) Domini provides the Funds with the administrative personnel and services necessary to operate the Funds. In addition to general administrative services and facilities for the Funds similar to those provided by Domini under the Management Agreements, Domini answers questions from the general public and the media regarding the securities holdings of the Funds. For these services and facilities, Domini receives fees accrued daily and paid monthly from the Funds at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Social Equity Fund	0.45% of the first $2 billion of net assets managed,
0.44% of the next $1 billion of net assets managed, and
0.43% of net assets managed in excess of $3 billion

Effective November 30, 2015, Domini reduced its fees and reimbursed expenses, not including reorganization related expenses, to the extent necessary to keep the aggregate annual operating expenses of the Domini Social Equity Fund at no greater than 1.25%, 1.18%, 0.80%, and 0.90% of the average daily net assets representing Investor shares, Class A shares, Institutional shares and Class R shares, respectively. For the periods prior to November 30, 2015, similar arrangements were in effect. The waivers currently in effect are contractual and in effect until November 30, 2016, absent an earlier modification by the Board of Trustees which oversees the Funds. Effective November 30, 2015, Domini reduced its fees and reimbursed expenses to the extent necessary to keep the aggregate annual operating expenses, not including reorganization expenses, of the Domini International Social Equity Fund no greater than 1.60%, 1.57% and 1.27% of the average daily net assets representing Investor shares, Class A shares and Institutional Shares, respectively. For the periods prior to November 30, 2015, similar arrangements

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

were in effect. The waivers currently in effect are contractual and in effect until November 30, 2016, absent an earlier modification by the Board of Trustees which oversees the Funds. For the year ended July 31, 2016, Domini waived fees and reimbursed expenses as follows:

	FEES WAIVED	EXPENSES REIMBURSED

Domini Social Equity Fund	$-	$17,973
Domini International Social Equity Fund	-	-

(B) Submanager. Wellington Management Company LLP (Wellington), a Delaware limited liability partnership, provides investment submanagement services to the Funds on a day-to-day basis pursuant to Submanagement Agreements with Domini.

(C) Distributor. The Board of Trustees of the Funds has adopted a Distribution Plan with respect to the Funds’ Investor shares and Class A shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Funds in connection with the offering of Investor shares of the Funds pursuant to a Distribution Agreement. Under the Distribution Plan, the Funds pay expenses incurred in connection with the sale of Investor shares and Class A shares and pay DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares and Class A shares. For the year ended July 31, 2016, fees waived were as follows:

FEES WAIVED

Domini Social Equity Fund Investor shares	$-
Domini Social Equity Fund Class A shares	18,051
Domini International Social Equity Fund Investor shares	-
Domini International Social Equity Fund Class A shares	28,297

DSIL Investment Services, LLC, (DSIL) the Funds’ Distributor, has received commissions related to the sales of fund shares. For the year ended July 31, 2016, DSIL received $5,288, and $10,771 from the Domini Social Equity Fund Class A Shares, and the Domini International Social Equity Fund Class A shares, respectively.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services with respect to the Domini Social Equity Fund, and Domini International Social Equity Fund and their shareholders, which services were previously provided by BNY Asset Servicing (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between each Fund

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

and BNY. For these services, Domini receives fees from each Fund paid monthly at an annual rate of $4.00 per active account. For the year ended July 31, 2016, there were no fees waived.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2016, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASE	SALES
Domini Social Equity Fund	$847,489,673	$934,252,401
Domini International Social Equity Fund	653,638,548	451,896,279

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

4. SUMMARY OF SHARE TRANSACTIONS

	Year Ended July 31,
	2016		2015
	Shares	Amount	Shares	Amount

Domini Social Equity Fund

Investor Shares
Shares sold	946,947	$38,245,827	4,919,681	$230,401,582
Shares issued in reinvestment of dividends and distributions	1,022,290	41,403,426	1,321,167	59,108,325
Shares redeemed	(2,736,834)	(111,244,077)	(4,586,521)	(215,768,003)
Redemption fees	-	8,929	-	21,386

Net increase (decrease)	(767,597)	$(31,585,895)	1,654,327	$73,763,290

Class A Shares
Shares sold	206,193	$1,609,232	293,683	$3,398,979
Shares issued in reinvestment of dividends and distributions	348,082	2,564,298	224,314	2,354,011
Shares redeemed	(396,575)	(3,154,114)	(75,217)	(845,051)
Redemption fees	-	-	-	-

Net increase (decrease)	157,700	$1,019,416	442,780	$4,907,939

Institutional Shares
Shares sold	911,656	$20,564,743	2,511,814	$70,252,201
Shares issued in reinvestment of dividends and distributions	1,170,773	25,713,177	1,384,664	35,496,915
Shares redeemed	(2,081,982)	(46,764,660)	(3,878,184)	(108,124,338)
Redemption fees	-	2,125	-	8,947

Net increase (decrease)	447	$(484,615)	18,294	$(2,366,275)

Class R Shares
Shares sold	700,694	$4,883,558	1,185,006	$13,213,913
Shares issued in reinvestment of dividends and distributions	2,696,629	16,866,016	1,818,821	17,018,254
Shares redeemed	(2,095,090)	(13,694,177)	(977,952)	(9,899,462)
Redemption fees	-	36	-	1,612

Net increase (decrease)	1,302,233	$8,055,433	2,025,875	$20,334,317

Total
Shares sold	2,765,490	$65,303,360	8,910,184	$317,266,675
Shares issued in reinvestment of dividends and distributions	5,237,774	86,546,917	4,748,966	113,977,505
Shares redeemed	(7,310,481)	(174,857,028)	(9,517,874)	(334,636,854)
Redemption fees	-	11,090	-	31,945

Net increase (decrease)	692,783	$(22,995,661)	4,141,276	$96,639,271

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

	Year Ended July 31,
	2016		2015
	Shares	Amount	Shares	Amount

Domini International Social Equity Fund

Investor Shares
Shares sold	30,048,006	$219,906,322	16,372,746	$130,089,169
Shares issued in reinvestment of dividends and distributions	1,379,616	10,002,392	1,707,727	12,562,297
Shares redeemed	(19,052,183)	(137,921,955)	(6,496,687)	(51,313,894)
Redemption fees	-	19,441	-	3,710

Net increase (decrease)	12,375,439	$92,006,200	11,583,786	$91,341,282

Class A Shares
Shares sold	3,345,919	$25,706,276	3,098,686	$25,723,268
Shares issued in reinvestment of dividends and distributions	224,297	1,709,871	256,092	1,980,338
Shares redeemed	(2,487,440)	(18,672,019)	(722,865)	(5,890,145)
Redemption fees	-	381	-	763

Net increase (decrease)	1,082,776	$8,744,509	2,631,913	$21,814,224

Institutional Shares
Shares sold	17,538,735	$127,614,818	2,830,689	$22,783,768
Shares issued in reinvestment of dividends and distributions	351,789	2,545,833	397,421	2,925,514
Shares redeemed	(2,805,570)	(20,433,911)	(463,594)	(3,578,171)
Redemption fees	-	4,029	-	20

Net increase (decrease)	15,084,954	$109,730,769	2,764,516	$22,131,131

Total
Shares sold	50,932,660	$373,227,416	22,302,121	$178,596,205
Shares issued in reinvestment of dividends and distributions	1,955,702	14,258,096	2,361,240	17,468,149
Shares redeemed	(24,345,193)	(177,027,885)	(7,683,146)	(60,782,210)
Redemption fees	-	23,851	-	4,493

Net increase (decrease)	28,543,169	$210,481,478	16,980,215	$135,286,637

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

5. FEDERAL TAX STATUS

The tax basis of the components of net assets for the Funds at July 31, 2016, is as follows:

	Domini Social Equity Fund	Domini International Social Equity Fund

Undistributed ordinary income	$-	$7,891,648
Capital losses, other losses and other temporary differences	(2,261,005)	(23,462,301)
Unrealized appreciation/(depreciation)	81,165,768	18,757,996

Distributable net earnings/(deficit)	$78,904,763	$3,187,343

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities is primarily due to differences in book and tax policies. For the year ended July 31, 2016, the Funds made the following reclassifications to the components of net assets to align financial reporting with tax reporting:

	Domini Social Equity Fund	Domini International Social Equity Fund

Paid-in capital	$(198,278)	$-
Undistributed net investment income (loss)	(614,709)	1,260,701
Accumulated net realized gain (loss)	812,987	(1,260,701)

During the period November 1, 2015 through July 31, 2016, the Domini Social Equity Fund and the Domini International Social Equity Fund had net realized capital losses of $2,256,586 and $19,593,199, respectively. The Domini Social Equity Fund also had ordinary losses of $4,419. These losses are deferred and will be recognized on August 1, 2016, for tax purposes.

The Funds have accumulated capital loss carryforwards that will expire as follows:

Year Ending	Domini Social Equity Fund	Domini International Social Equity Fund

Unlimited	$-	$3,528,939
2017	-	170,081

	$-	$3,699,020

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Under recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited time period.

However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, dividends paid were characterized as follows:

	Domini Social Equity Fund		Domini International Social Equity Fund
	Year Ended July 31,		Year Ended July 31,
	2016	2015	2016	2015
Ordinary income	$24,441,067	$14,291,218	$7,042,460	$4,781,207
Long-term capital gain	64,119,401	103,057,752	10,984,484	16,856,941
Return of Capital	198,278	-	-	-

Total	$88,758,746	$117,348,970	$18,026,944	$21,638,148

The Funds are subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Funds did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of

Domini Social Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Domini Social Equity Fund and the Domini International Social Equity Fund (collectively, the “Funds”), each a Fund within the series of the Domini Social Investment Trust, as of July 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Domini Social Equity Fund and the Domini International Social Equity Fund as of July 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in accordance with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 22, 2016

DOMINI SOCIAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2016

ASSETS:
Investments at value (cost $169,858,538)	$175,259,281
Cash	8,109,937
Foreign currency (cost $2,095)	1,989
Collateral on certain derivative contracts	424,511
Receivable for securities sold	29,243,292
Interest receivable	807,930
Receivable for capital shares	103,783
Unrealized appreciation on OTC swap contracts	59,192
Receivable for variation margin swaps	157,293
Unrealized appreciation on forward currency contracts	26,051
Interest reclaim receivable	1,019

Total assets	214,194,278

LIABILITIES:
Payable for securities purchased	66,038,703
Payable for capital shares	78,400
Cash due to broker (cost $121,120)	121,396
Unrealized depreciation on OTC swap contracts	119,734
Premium paid swap contracts	119,652
Premium paid on OTC swap contracts	84,327
Management fee payable	49,582
Distribution fee payable	25,377
Other accrued expenses	45,679
Dividend payable	22,941
Unrealized depreciation on forward currency contracts	22,001
Interest payable	14,388
Payable for variation margin futures	9,524

Total liabilities	66,751,704

NET ASSETS	$147,442,574

NET ASSETS CONSIST OF:
Paid-in capital	$141,789,919
Undistributed net investment loss	(65,454)
Accumulated net realized gain	226,506
Net unrealized depreciation	5,491,603

$147,442,574

NET ASSET VALUE PER SHARE
Investor Shares
Net assets	$144,220,285

Outstanding shares of beneficial interest	12,435,819

Net asset value and offering price per share*	$11.60

Institutional Shares
Net assets	$3,222,289

Outstanding shares of beneficial interest	278,486

Net asset value and offering price per share*	$11.57

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2016

INCOME:
Interest income	$4,128,181

EXPENSES:
Management fee	539,802
Administrative fee	337,376
Distribution fees – Investor shares	331,659
Transfer agent fees – Investor shares	168,625
Transfer agent fees – Institutional shares	116
Accounting and custody fees	93,045
Professional fees	52,918
Registration – Investor shares	27,035
Registration – Insitutional shares	9,472
Shareholding servicing fees – Investor shares	14,160
Shareholding servicing fees – Institutional shares	13
Shareholder communications	12,118
Miscellaneous	10,832
Trustees fees	8,923

Total expenses	1,606,094
Fees waived and expense reimbursed	(354,622)

Net expenses	1,251,472

NET INVESTMENT INCOME	2,876,709

REALIZED AND UNREALIZED GAINS (LOSSES)
NET REALIZED GAIN/(LOSS) FROM:
Investments	1,289,881
Swap contracts	(447,082)
Futures contracts	(213,619)
Foreign currency	23,798
Options	4,203

Net realized gain (loss)	657,181

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments, futures and swap contracts	5,519,376
Translation of assets and liabilitites in foreign currencies	(19,481)

Net change in unrealized appreciation (depreciation)	5,499,895

NET REALIZED AND UNREALIZED GAIN (LOSS)	6,157,076

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,033,785

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$2,876,709	$2,023,026
Net realized gain (loss) on investments	657,181	667,874
Net change in unrealized appreciation (depreciation) on investments	5,499,895	(1,503,611)

Net Increase (Decrease) in Net Assets Resulting from Operations	9,033,785	1,187,289

DISTRIBUTIONS AND DIVIDENDS:
Dividends to shareholders from net investment income:
Investor shares	(2,794,993)	(1,961,358)
Institutional shares	(55,786)	(61,478)
Distributions to shareholders from net realized gain:
Investor shares	(699,959)	(128,323)
Institutional shares	(9,583)	(2,441)

Net Decrease in Net Assets from Distributions and Dividends	(3,560,321)	(2,153,600)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	28,148,855	26,540,263
Net asset value of shares issued in reinvestment of distributions and dividends	3,337,264	1,971,863
Payment for shares redeemed	(21,135,652)	(25,938,580)
Redemption fee	2,901	12,956

Net Increase in Net Assets from Capital Share Transactions	10,353,368	2,586,502

Total Increase (Decrease) in Net Assets	15,826,832	1,620,191

NET ASSETS:
Beginning of period	$131,615,742	$129,995,551

End of period	$147,442,574	$131,615,742

Undistributed net investment income (loss)	$(65,454)	$(16,981)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2016		2015		2014		2013		2012
For a share outstanding for the period:
Net asset value, beginning of period	$11.16		$11.24		$11.15		$11.64		$11.61

Income from investment operations:
Net investment income (loss)	0.24		0.17		0.16		0.16		0.21
Net realized and unrealized gain (loss) on investments	0.50		(0.07)		0.13		(0.38)		0.34

Total income from investment operations	0.74		0.10		0.29		(0.22)		0.55

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.24)		(0.17)		(0.16)		(0.16)		(0.21)
Distributions to shareholders from net realized gain	(0.06)		(0.01)		(0.04)		(0.11)		(0.31)

Total dividends and distributions	(0.30)		(0.18)		(0.20)		(0.27)		(0.52)

Redemption fee proceeds [5]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$11.60		$11.16		$11.24		$11.15		$11.64

Total return [2]	6.73%		0.89%		2.59%		-2.01%		4.80%
Portfolio turnover	297%		348%		120%		129%		126%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$144		$129		$126		$130		$138
Ratio of expenses to average net assets	0.93%	[3]	0.95%	[3]	0.95%	[3]	0.95%	[3,4]	0.95%	[3,4]
Ratio of gross expenses to average net assets	1.19%		1.24%		1.24%		1.24%		1.28%
Ratio of net investment income to average net assets	2.13%		1.52%		1.42%		1.35%		1.76%

1 Amount represents less than $0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager and the Distributor of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.95% and 0.95% for the years ended July 31, 2013, and 2012, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	For the year ended July 31,								For the period November 30, 2011 (commencement of operations) through July 31, 2012
	2016		2015		2014		2013
For a share outstanding for the period:
Net asset value, beginning of period	$11.14		$11.23		$11.15		$11.64		$11.74

Income from investment operations:
Net investment income (loss)	0.27		0.20		0.19		0.19		0.15
Net realized and unrealized gain (loss) on investments	0.49		(0.09)		0.12		(0.38)		0.21

Total income from investment operations	0.76		0.11		0.31		(0.19)		0.36

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.27)		(0.20)		(0.19)		(0.19)		(0.15)
Distributions to shareholders from net realized gain	(0.06)		(0.01)		(0.04)		(0.11)		(0.31)

Total dividends and distributions	(0.33)		(0.21)		(0.23)		(0.30)		(0.46)

Redemption fee proceeds [5]	0.00	[1]	0.01		-		-		-

Net asset value, end of period	$11.57		$11.14		$11.23		$11.15		$11.64

Total return [2]	6.96%		1.10%		2.80%		-1.72%		3.17%
Portfolio turnover	297%		348%		120%		129%		126%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$3		$2		$4		$3		$1
Ratio of expenses to average net assets	0.63%	[3]	0.65%	[3]	0.65%	[3]	0.65%	[3,4]	0.65%	[3,4]
Ratio of gross expenses to average net assets	1.22%		1.07%		1.02%		0.97		3.99
Ratio of net investment income to average net assets	2.46%		1.79%		1.73%		1.54%		1.88%

1 Amount represents less than $0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager of the Fund.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.65% and 0.65% for the years ended July 31, 2013 and 2012, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Bond Fund (the “Fund”) is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Investor Shares and Institutional Shares. Institutional shares were not offered prior to November 30, 2011. Each class of shares is sold at its offering price, which is net asset value. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Institutional shares are not subject to distribution fees. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that are consistent with the Fund’s social and environmental standards and the submanager’s security selection approach.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

prices, since such valuations are believed to reflect more accurately the fairvalue of such securities. Short-term obligations of sufficient credit quality (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund. Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees. The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 -Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Assets:
Investments in Securities:
Mortgage Backed Securities	$-	$99,848,378	$260,722	$100,109,100
Corporate Bonds and Notes	-	53,442,326	-	53,442,326
U.S. Government Agencies	-	10,522,231	-	10,522,231
Municipal Bonds	-	9,493,151	-	9,493,151
Asset Backed Securities	-	1,084,411	-	1,084,411
Foreign Government & Agency Securities	-	608,062	-	608,062

Total Investment in Securities	$-	$174,998,559	$260,722	$175,259,281

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

	Level 1 - Quoted Prices	Level 2 -Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Other Financial Instruments:
Foreign Exchange Contracts	$-	$26,051	$-	$26,051
SWAP Contracts	-	59,192	-	59,192

Total Other Financial Instruments	$-	$85,243	$-	$85,243

Liabilities:
Other Financial Instruments:
Foreign Exchange Contracts	$-	$22,001	$-	$22,001
Swap Contracts	-	119,734	-	119,734

Total Other Financial Instruments	$-	$141,735	$-	$141,735

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of July 31, 2015	$284,958
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(1,451)
Purchases	-
Sales	(78,240)
Transfers in and/or out of level three	55,455

Balance as of July 31, 2016	$260,722

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at July 31, 2016	$676

Transfers from Level 2 to Level 3 included securities valued at $2,371,384 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 2 included securities valued at $2,315,929 because market values were readily available from a pricing agent for which fair value factors were previously applied. The Level 3 security was valued using a pricing vendor other than the Fund’s primary pricing vendor.

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S.

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(C) Foreign Currency Contracts. When the Funds purchase or sell foreign securities they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. There were no open foreign currency spot contracts at July 31, 2016.

(D) Securities Purchased on a When-Issued or Delayed Delivery Basis. The Fund may invest in when-issued or delayed delivery securities where the price of the security is fixed at the time of the commitment but delivery and payment take place beyond customary settlement time. These securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued or delayed delivery basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction, which could result in an unrealized loss at the time of delivery. The Fund establishes a segregated account consisting of liquid securities equal to the amount of the commitments to purchase securities on such basis.

(E) Derivative Financial Instruments. The Fund may invest in derivatives in order to hedge market risks, or to seek to increase the Fund’s income or gain. Derivatives in certain circumstances may require that the Fund segregate cash or other liquid assets to the extent the Fund’s obligations are not otherwise covered through ownership of the underlying security, financial instrument, or currency. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, and the risk that the use of derivatives

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

could result in greater losses than if it had not been used. Some derivative transactions, including options, swaps, forward contracts, and options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission or the SEC.

(F) Option Contracts. The Fund may purchase or write option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. There are no purchased option contracts outstanding at July 31, 2016.

(G) Futures Contracts. The Fund may purchase and sell futures contracts based on various securities, securities indexes, and other financial instruments and indexes. The Fund intends to use futures contracts for hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security or financial instrument at a specified future time and at a specified price. When the Fund purchases or sells a futures contract, the Fund must allocate certain of its assets as an initial deposit on the contract. The futures contract is marked to market daily thereafter, and the Fund may be required to pay or entitled to receive additional “variation margin,” based on decrease or increase in the value of the futures contract. Futures contracts outstanding at July 31, 2016 are listed in the Fund’s Portfolio of Investments.

(H) Forward Currency Contracts. The Fund may enter into forward currency contracts with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The Fund records

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risk may exceed amounts recognized on the Statement of Assets and Liabilities. Forward currency contracts outstanding at July 31, 2016 are listed in the Fund’s Portfolio of Investments.

(I) Interest Rate Swap Contracts. The Fund may enter into interest rate swap contracts to hedge interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change on an OTC interest rate swap is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Daily fluctuations in the value of centrally cleared interest rate swaps are settled though a central clearing agent and are recorded in variation margin on the Statement of Assets and Liabilities and recorded as unrealized gain or loss. OTC and centrally cleared interest rate swap contracts outstanding at July 31, 2016, are listed in the Fund’s Portfolio of Investments.

(J) Credit Default Swap Contracts. The Fund may enter into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount.

For centrally cleared credit default swaps, required initial margins are pledged by the fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statements of Operations. OTC and centrally cleared credit default swap contracts outstanding at July 31, 2016 are listed in the Fund’s Portfolio of Investments.

(K) Master Agreements. The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio.

Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Fund’s portfolio. Collateral can be in the form of cash or other marketable securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA Master Agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

(L) Investment Transactions, Investment Income, and Dividends to Shareholders. The Fund earns income daily, net of Fund expenses. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis.

(M) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary. As of July 31, 2016, tax years 2013 through 2016 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(N) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and are recorded as an adjustment to paid-in capital.

(O) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

(P) Indemnification. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Administrator. The Fund has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.40% of the first $500 million of the Fund’s net assets managed, 0.38% of the next $500 million of the Fund’s net assets managed, and 0.35% of net assets managed in excess of $1 billion. For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund’s average daily net assets. For the period from November 30, 2015, until November 30, 2016, Domini is waiving its fee and reimbursing expenses to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% and 0.65% of the average daily net assets representing Investor shares and Institutional shares, respectively. A similar fee waiver arrangement was in effect in prior periods. For the year ended July 31, 2016, Domini reimbursed expenses totaling $210,943.

(B) Submanager. Wellington Management Company LLP (Wellington), a Delaware limited liability partnership, provides investment management services to the Fund on a day-to-day basis pursuant to a submanagement agreement with Domini. Prior to January 7, 2015, Seix Investment Advisors LLC (“Seix”), a wholly owned subsidiary of RidgeWorth LLC (formerly known as RidgeWorth Capital Management, Inc.), and its predecessors, provided investment submanagement services to the Fund.

(C) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Fund

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Investor shares and pays DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares. For the year ended July 31, 2016, fees waived by the Investor shares totaled $143,666.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services to the Fund and its shareholders, which services were previously provided by BNY Asset Servicing (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between each Fund and BNY. For these services, Domini receives a fee from the Fund paid monthly at an annual rate of $4.00 per active account. For the year ended July 31, 2016, Domini waived fees as follows:

FEES WAIVED

Domini Social Bond Fund Investor shares	$-
Domini Social Bond Fund Institutional shares	13

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2016, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASES	SALES
U.S. Government Securities	$457,631,054	$432,748,215
Investments in Securities	27,843,499	13,867,522

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

4. SUMMARY OF SHARE TRANSACTIONS

	Year Ended July 31,
	2016		2015
	Shares	Amount	Shares	Amount

Investor Shares
Shares sold	2,293,262	$25,800,027	2,188,371	$24,711,115
Shares issued in reinvestment of dividends and distributions	292,524	3,279,951	172,330	1,947,471
Shares redeemed	(1,732,531)	(19,432,723)	(1,980,714)	(22,389,609)
Redemption fees	-	2,900	-	8,791

Net increase (decrease)	853,255	$9,650,155	379,987	$4,277,768

Institutional Shares
Shares sold	210,616	$2,348,828	161,940	$1,829,148
Shares issued in reinvestment of dividends and distributions	5,092	57,313	2,162	24,392
Shares redeemed	(152,917)	(1,702,929)	(313,202)	(3,548,971)
Redemption fees	-	1	-	4,165

Net increase (decrease)	62,791	$703,213	(149,100)	$(1,691,266)

Total
Shares sold	2,503,878	$28,148,855	2,350,311	$26,540,263
Shares issued in reinvestment of dividends and distributions	297,616	3,337,264	174,492	1,971,863
Shares redeemed	(1,885,448)	(21,135,652)	(2,293,916)	(25,938,580)
Redemption fees	-	2,901	-	12,956

Net increase (decrease)	916,046	$10,353,368	230,887	$2,586,502

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

5. SUMMARY OF DERIVATIVE ACTIVITY

At July 31, 2016, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Asssets and Liabilities Location	Fair Value	Statement of Asssets and Liabilities Location	Fair Value
Interest rate contracts	Variation Margin / Net assets consist of - net unrealized appreciation	$612,271	Variation Margin / Unrealized depreciation on OTC swap contracts / Net assets consist of - net unrealized depreciation	$540,280

Credit contracts	Variation Margin / Unrealized appreciation on OTC swap contracts / Net assets consist of - net unrealized appreciation (depreciation)	59,915	Variation Margin / Unrealized depreciation on OTC swap contracts / Net assets consist of - net unrealized appreciation (depreciation)	35,155

Foreign exchange contracts	Unrealized appreciation on forward currency contracts	26,051	Unrealized depreciation on forward currency contracts	22,001

Future contracts	Receivable for variation margin futures / Net assets consist of - net unrealized appreciation	-	Payable for variation margin futures / Net assets consist of - net unrealized depreciation	9,524

Total		$698,237		$606,960

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

For the year ended July 31, 2016, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Interest rate contracts	Net realized gain (loss) from swap contracts/ Net change in unrealized appreciation (depreciation) from investments, futures and swap contracts	$(260,976)	$50,127

Credit contracts	Net realized gain (loss) from swap contracts/ Net change in unrealized appreciation (depreciation) from investments, futures and swap contracts	(186,106)	49,549

Foreign exchange contracts	Net realized gain (loss) from foreign currency/ Net change in unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies	23,798	(17,786)

Futures contracts	Net realized gain (loss) from futures contracts/ Net change in unrealized appreciation (depreciation) from investments, futures and swap contracts	(213,619)	46,417

Options purchased	Net realized gain (loss) from options contracts/ Net change in unrealized appreciation (depreciation) from investments, futures and swap contracts	4,203	(10,493)

Total		$(632,700)	$117,814

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

6. OFFSETTING OF FINANCIAL AND DERIVATIVE ASSETS AND LIABILITIES

The following table summarizes any derivatives, at the end of the reporting period, that are subject to a master netting agreement or similar agreement. For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to the master netting agreements in the Statement of Assets and Liabilities.

	Credit Suisse International	Deutsche Bank AG	Morgan Stanley	Total

Assets:
Cash held at other banks	$14,155	$-	$-	$14,155
Unrealized appreciation on OTC swaps contracts*	4,197	3,500	51,495	59,192
Receivable for variation margin swaps	-	-	157,293	157,293

Total Assets	$18,352	$3,500	$208,788	$230,640

Liabilities:
Cash held at other banks	-	-	135,551	135,551
Unrealized depreciation on OTC swap contracts*	-	119,734	-	119,734
Payable for variation margin futures	9,524	-	-	9,524

Total Liabilities	$9,524	$119,734	$135,551	$264,809

Total Derivative Net Assets	$8,828	$(116,234)	$73,237	$(34,169)

Total collateral received (pledged)	-	-	424,511	424,511
Net amount	$8,828	$(116,234)	$497,748	$390,342

* Excludes premiums if any. Included in unrealized appreciation/depreciation on OTC swap contracts on the Statement of Assets and Liabilities.

7. SUMMARY OF DERIVATIVE ACTIVITY

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	$5
Forward currency contracts (contract amount)	$2,246,818
OTC interest rate swap contracts (notional)	$3,681,000
Centrally cleared interest rate swap contracts (notional)	$25,462,000
OTC credit default contracts (notional)	$3,278,235
Centrally cleared credit default contracts (notional)	$4,415,000

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2016

8. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2016 is as follows:

Undistributed ordinary income..	$351,508
Capital losses, other losses and other temporary differences	(27,942)
Unrealized appreciation/(depreciation) . . . . . . . . . . . . . . . . . . . .	5,329,089

Distributable net earnings/(deficit) . . . . . . . . . . . . . . . . . . . . . . .	$5,652,655

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies.

For the year ended July 31, 2016, the Fund reclassified $74,403 from undistributed net investment income to accumulated net realized gains to align financial reporting and tax reporting.

Under recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited time period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, dividends paid were characterized as follows:

	Year Ended
	2016	2015

Ordinary income . . . . . . . . . . . . .	$3,172,492	$2,032,471
Long-term capital gain . . . . . . . . .	387,829	121,129

Total . . . . . . . . . . . . . . . . . . . . . . .	$3,560,321	$2,153,600

The Fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of

Domini Social Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Domini Social Bond Fund (the “Fund”), a Fund within the series of the Domini Social Investment Trust, as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Domini Social Bond Fund as of July 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in accordance with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 22, 2016

THE DOMINI FUNDS

TAX INFORMATION (UNAUDITED)

FOR THE YEAR ENDED JULY 31, 2016

The amount of long-term capital gains paid for the year ended July 31, 2016 was as follows:

Domini Social Equity Fund	$64,119,401
Domini International Social Equity Fund	10,984,484
Domini Social Bond Fund	387,829

For dividends paid from net investment income during the year ended July 31, 2016, the Funds designated the following as Qualified Dividend Income:

Domini Social Equity Fund	$22,801,973
Domini International Social Equity Fund	15,926,870

Of the ordinary distributions made by the Domini Social Bond Fund during the fiscal year ended July 31, 2016, 39% has been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

For corporate shareholders, 100% of dividends paid from net investment income for the Domini Social Equity Fund were eligible for the corporate dividends received deduction.

	Foreign Tax Paid		Foreign Source Income
	TOTAL	PER SHARE	TOTAL	PER SHARE
Domini International Social Equity Fund	$1,846,264	$0.02	$17,934,043	$0.22

The foreign taxes paid or withheld per share represent taxes incurred by the Funds on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

BOARD OF TRUSTEES’ APPROVAL OF MANAGEMENT AND SUBMANAGEMENT AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the continuation of the fund’s investment management and submanagement agreements. At its meeting held on April 22, 2016, the Board of Trustees (“Board”) of the Domini Social Equity Fund (the “Equity Fund”), Domini International Social Equity Fund (the “International Fund”), and the Domini Social Bond Fund (the “Bond Fund”) (each a “Fund,” and collectively the “Funds”), including a majority of the Independent Trustees, voted to approve the continuation of the management agreement for the Funds with Domini Social Investments LLC (“Domini”), and the continuation and approval of the submanagement agreement between Domini and Wellington Management Company LLP (“Wellington Management”) for the Equity Fund, International Fund and Bond Fund (together, Domini and Wellington Management, the “Advisers”).

Prior to the April 22, 2016, meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the management and submanagement agreements at the Board’s meeting on April 22, 2016. Information provided to the Board at its meetings throughout the year included, among other things, reports on each Fund’s performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other service provided to the Funds by the Advisers.

In determining to continue the above-referenced management and submanagement agreements, the Board reviewed and evaluated information and factors it believed to be relevant and appropriate in light of the information that the Trustees deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual Trustees may have weighed certain factors differently, the Board’s determination to continue the management and submanagement agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation or approval of such agreements, as applicable. The Trustees did not identify any particular information or factor that was all-important or controlling.

Set forth below is a discussion of the factors that the Board considered with respect to its approval of the above-referenced management and submanagement agreements.

EQUITY FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the Equity Fund’s management agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Equity Fund and for managing the investment of the assets of the Equity Fund, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. In addition, they noted that Domini manages the Equity Fund’s business and affairs, including coordination of the activities of service providers, pursuant to a sponsorship agreement. The Trustees considered the scope and quality of the services provided by Wellington Management, such as the provision of the day-to-day portfolio management of the Equity Fund, including making purchases and sales of socially screened portfolio securities consistent with the Equity Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management team and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation, leadership in the socially responsible investment community, and quality of management and administrative services provided to the Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the net investment returns of the Equity Fund for the year to date, 6-month, and 1-, 3-, 5- and 10-year periods ended December 31, 2015 and February 29, 2016, as well as the Equity Fund’s performance for each full calendar year since inception (June 3, 1991) and cumulative performance from inception, through December 31, 2015 and February 29, 2016. They compared those returns to the returns of the applicable benchmark for the Equity Fund (S&P 500), for the same periods, the performance of the relevant socially responsible (SRI) peer group of funds as classified by Strategic Insight, as well as the applicable decile ranks, for the for the 1-, 3-, 5-, and 10-year periods ended February 29, 2016. The Trustees noted that the Equity Fund’s Investor share net investment returns as of December 31 for each calendar year were positive for all years since Wellington became submanager in 2006 except for each of the full calendar years 2008 and 2015, and had outperformed relative to the S&P 500 for each of the 2009, 2013 and 2014 calendar years. The Trustees noted that the Equity Fund Investor shares had positive net investment performance for the 3-, 5-, and 10-year periods as of February 29, 2016 and had underperformed relative to the applicable SRI peer group for each period compared to the group’s median performance for the same periods. The Trustees also considered the decile rank of the Equity Fund for the 1-, 3-, 5- and 10- year periods ended February 29, 2016, compared to the decile ranks of its peer group for the same periods noting that the Investor shares of the Equity Fund are in the 9th decile for the 1-year period, 7th decile for the 3-year period, and 8th decile for the 5- and 10-year periods.

The Trustees considered that Wellington Management commenced submanagement of the Fund late in 2006, the recent market conditions, and the information they received from Wellington Management and Domini regarding the performance of and enhancements to the Wellington Management quantitative model. The Trustees concluded that they had continued confidence in the capability of Domini and Wellington Management to manage the Equity Fund but would continue to monitor the performance of the Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the Equity Fund, the portion of the fees retained by Domini, Domini’s contractual fee waiver arrangements with respect to the Fund, and that no changes to the existing fee arrangements with Domini or the submanager were under consideration. The Trustees also considered the sponsorship fee rate paid by the Equity Fund to Domini under the sponsorship agreement. The Trustees considered the responses Domini and Wellington Management provided with respect to the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives and strategies. The Trustees considered Wellington Management’s representation that the submanagement fee it receives with respect to the Fund is competitive with the general range of the fees Wellington Management receives with respect to other client funds of similar size. The Trustees considered that Domini (and not the Equity Fund) pays Wellington Management from its advisory fee and no changes had been made to that advisory fee. The Trustees considered the information provided to them by Strategic Insight regarding the level of the Equity Fund Investor shares aggregate management and sponsorship fees versus the median management and administrative fees for a relevant peer group of socially responsible funds and compared the Fund’s total expense ratio to the median total expense ratios of those peers, taking into account the agreed upon waiver of fees. The Trustees noted that the Fund’s aggregate management and sponsorship fees were about the same or higher relative to the average and median management and administrative fees of the relevant peer group taking into account applicable contractual fee waivers. The Trustees noted that the Fund’s total expense ratio, after giving effect to the contractual fee waiver arrangements, was about the same or slightly higher relative to the median and average total expense ratios of its SRI peer group. In light of the foregoing, and taking into account such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to the Equity Fund were reasonable in relation to the nature and quality of the services to be provided and supported the approval of continuing of the existing management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory and sponsorship services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2015. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Equity Fund was not excessive in view of the nature, quality, and extent of services provided.

The Trustees reviewed Wellington Management’s audited consolidated balance sheet as of December 31, 2014. The Trustees also considered Wellington Management’s representation that there have been no material changes in the firm since December 31, 2014 and that the pro-forma income statement for the year ended December 31, 2015, reflected partnership income as if the firm was in corporate form. The pro-forma statement provided supplementally identified the revenues generated by the Equity Fund as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the Equity Fund was not excessive in view of the nature, quality, and extent of services provided to the Equity Fund.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements, and no changes were made to those arrangements. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the Equity Fund. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Equity Fund, including sponsorship fees. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and sales charges were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with Equity Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the Fund’s management agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. The Trustees considered the scope and quality of the services provided by Wellington Management pursuant the submanagement agreement, such as the provision of the day-to-day portfolio management of the Fund, including making purchases and sales of socially screened portfolio securities consistent with the Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management teams and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community, and quality of management and administrative services provided to the Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the net investment returns of the International Fund for the year to date, 6-month, and 1-, 3-, and 5-year periods ended December 31, 2015 and February 29, 2016, as well as the International Fund’s performance for each full calendar year since inception (December 27, 2006) and cumulative performance from inception, through December 31, 2015 and February 29, 2016. They compared those returns to the returns of the applicable benchmark for the International Fund (MSCI EAFE Index), for the same periods, the performance of the relevant peer group of funds as classified by Strategic Insight, as well as the applicable decile ranks, for the 1-, 3-, and 5-year periods ended February 29, 2016. The Trustees noted that the International Fund Investor shares net returns as of December 31, 2015 were positive for the latest 3-month, 1- 3- and 5-year periods and had outperformed relative to its benchmark for the latest 3-month, 6-month, 1-, 3- and 5-year periods. The Trustees noted that the International Fund Investor shares had outperformed relative to its relevant peer groups of socially responsible (SRI) and non-SRI funds compared to each group’s median performance for the 1-, 3- and 5-year periods ended February 29, 2016. The Trustees also noted that the International Fund Investor shares were in the 5th decile for the 1- and 3- year periods, and the 6th decile for the 5-year period. The Trustees considered the recent market conditions and the information they received regarding the performance of Wellington Management’s quantitative model. The Trustees concluded that they had continued confidence in the capability of Domini and Wellington Management to manage the International Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the International Fund, the portion of the fees retained by Domini, and Domini’s contractual fee waiver arrangement. The Trustees considered the responses Domini and Wellington Management provided with respect to the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives. The Trustees considered that Domini (and not the Fund) pays Wellington Management from its advisory fee and that no changes to the existing fee arrangements with Domini or the submanager were under consideration. The Trustees considered Wellington Management’s representation that the submanagement fee it receives is competitive with the general range of the fees Wellington Management receives with respect to its other client funds of similar size. The Trustees considered the information provided to them by Strategic Insight regarding the level of the International Fund Investor shares management and administrative fees versus the median management and administrative fees for relevant peer groups of SRI and non-SRI funds and compared the Fund’s total expense ratio to the median total expense ratios of those peers, taking into account the agreed upon waiver of fees. The Trustees noted that the Fund’s management fees, were higher relative to the median management and administrative fees of the relevant SRI and non-SRI peer groups taking into account the applicable contractual fee waiver arrangements but were about the same as the median management and administrative fees of the SRI peer group without agreed upon fee waivers. The Trustees noted that the Fund’s total expense ratio, after giving effect to contractual expense waivers, was higher relative to the median and average total expense ratio of the SRI peer group. In light of the foregoing, and taking into account such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to each Fund were reasonable in relation to the nature and quality of services to be provided and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2015. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Fund was not excessive in view of the nature, quality, and extent of services provided.

The Trustees reviewed Wellington Management’s audited consolidated balance sheet as of December 31, 2014. The Trustees also considered Wellington Management’s representation that there have been no material changes in the firm since December 31, 2014 and that its unaudited pro-forma income statement for the year ended December 31, 2015 reflected partnership income as if the firm was in corporate form. The pro-forma income statement provided supplementally identified the revenues generated by each Fund as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the Funds was not excessive in view of the nature, quality, and extent of services provided to each Fund.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements and no changes were made to such arrangements. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the International Fund. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Fund. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and sales charges were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with each Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

BOND FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the management agreement for the Bond Fund, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Bond Fund and for managing the investment of the assets of the Bond Fund, which it does by engaging and overseeing the activities of Wellington Management, the submanager to the Fund as of January 7, 2015. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. They also noted that Domini is responsible for administrative services to the Fund pursuant to an administration agreement. The Trustees also considered the scope and quality of the services provided by Wellington Management pursuant the submanagement agreement, such as the provision of the day-to-day portfolio management of the Fund, including making purchases and sales of socially screened portfolio securities consistent with the Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management team and the other senior personnel at Domini and Wellington Management and that there had been no material changes to the team providing services to the Bond Fund. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community. The Trustees considered the information they had received from Domini concerning Domini’s social research team. They considered the quality of the management and administrative services Domini provided to the Bond Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that they were satisfied with the nature, quality, and extent of services provided by Domini and Wellington Management to the Bond Fund under the management and submanagement agreements, respectively.

Investment Results. The Trustees reviewed the net investment performance of the Bond Fund provided to them by Domini for the year to date, 6-month, and 1-, 3-, 5- and 10-year periods ended December 31, 2015 and February 29, 2016, as well as the Bond Fund’s performance for each full calendar year since inception (June 1, 2000) and cumulative performance from inception, through December 31, 2015 and February 29, 2016. The Trustees compared these investment returns to the returns of the Bond Fund’s current and former benchmarks, the Barclays U.S. Aggregate Bond Index and Barclays Capital Intermediate Aggregate Bond Index, respectively, for the same periods as of December 31, 2015 and February 29, 2016, and the performance of relevant peer groups of socially responsible (SRI) and non-SRI funds as classified by Strategic Insight, as well as the applicable decile ranks for the 1-, 3-, 5-, and 10-year periods ended February 29, 2016. The Trustees noted that the Bond Fund Investor shares had positive net investment performance for all periods provided to them by Domini except the 2013 and 2015 calendar year periods and the 3-month and 1-year periods ended December 31, 2015, and had underperformed relative to the current benchmark for each period except the 2008 calendar year. The Trustees noted that the Bond Fund Investor shares had outperformed its SRI and non-SRI peer groups relative to the groups’ median performance for the 1-year period for both groups and the 10-year period for the SRI peer group. The Trustees noted that the Bond Fund was in the 2nd decile for the 1-year period, 9th decile for the 3- and 5-year periods, and 8th decile for the 10-year period. The Trustees considered the recent market conditions, the relatively short tenure of the current submanager, the change in Funds’ benchmark and the impact of the legacy performance of the Bond Fund. In light of the foregoing, the Trustees concluded that they had continued confidence in the capability of Domini and Wellington Management to manage the Bond Fund but would continue to monitor the performance of the Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the Bond Fund, the portion of the fees retained by Domini and Domini’s contractual fee waiver arrangement. The Trustees also considered the administrative fees paid by the Bond Fund to Domini. The Trustees considered that Domini (and not the Bond Fund) pays the submanager from its advisory fee and that no changes to the fee arrangements with Domini or the submanager were under consideration. The Trustees considered the information provided to them by Strategic Insight regarding the level of the Bond Fund Investor shares management and administrative fees versus the median management and administrative fees for a relevant peer group of SRI and non-SRI funds and compared the Bond Fund’s total expense ratio to the median total expense ratios of those peers, taking into account the agreed-upon waiver of fees. The Trustees noted that the management and administrative fee for the Bond Fund, after giving effect to contractual expense waivers, was lower than the median management and administrative fees of the relevant SRI peer group and about the same as the median for the non-SRI peer group. The Trustees also noted that the total expense ratio of the Bond Fund after giving effect to contractual expense waivers was lower than the median total expense ratio of its SRI peer group and higher than the median of its non-SRI peer groups. In light of the foregoing, and taking into account the size of the Bond Fund and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to the Bond Fund under the applicable agreement are reasonable in relation to the nature and quality of the services to be provided and supported continuance of the management agreement.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory and administrative services provided to the Bond Fund in 2015 along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2015. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Bond Fund was not excessive in view of the nature, quality, and extent of services provided.

The Trustees reviewed Wellington Management’s audited consolidated balance sheet as of December 31, 2014. The Trustees also considered Wellington Management’s representation that there have been no material changes in the firm since December 31, 2014 and that its unaudited pro-forma income statement for the year ended December 31, 2015 reflected partnership income as if the firm was in corporate form. The pro-forma income statement provided supplementally identified the revenues generated by the Funds as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the Bond Fund was not excessive in view of the nature, quality, and extent of services provided to the Fund.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreement. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreement and no changes were made to such arrangement. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the Bond Fund. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Bond Fund and the other Domini funds. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and administrative services were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements and noted that Domini did not receive the benefit of “soft dollar” commissions in connection with the Bond Fund. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with the Bond Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Domini Social Investment Trust (the “Trust”) as of July 31, 2016. Asterisks indicate that those Trustees and Officers are “interested persons” (as defined in the Investment Company Act of 1940) of the Trust. Each Trustee and each Officer of the Trust noted as an interested person is interested by virtue of his or her position with Domini Social Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 532 Broadway, 9th Floor, New York, NY 10012. Neither the Funds nor the Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

INTERESTED TRUSTEE AND OFFICER
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Amy L. Domini* (66) Chair, Trustee, and President of the Trust since 1990	Chairperson (since 2016), CIO (2010-2014), CEO (2002-2015), Member (since 1997), and Manager (since 1997), Domini Social Investments LLC; Manager (since 1998) and Registered Principal (since 2003), DSIL Investment Services LLC; Manager, Domini Holdings LLC (holding company) (since 2002); CEO and CIO (2013-2015), NIA Global Solutions (a former division of Domini Social Investments); Trustee, New England Quarterly (periodical) (since 1998); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987); Partner (since 1994), Member (since 2010), Loring Wolcott & Coolidge Fiduciary Advisers, LLP (investment advisor); Member (since 2010), Loring, Wolcott & Coolidge Trust, LLC (trust company); Trustee, Church Investment Group (2010-2014); Board Member (since 2016), Cambridge Public Library Foundation (nonprofit).	3

DISINTERESTED TRUSTEES
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Kirsten S. Moy (69) Trustee of the Trust since 1999	Board Member, Community Reinvestment Fund (non-profit investment fund) (2003-2011); Senior Fellow, The Aspen Institute (research and education) (since July 2014); Director, Scale Initiatives, The Economic Opportunities Program, The Aspen Institute (research and education) (2010-2014); Scholar in Residence (since 2016) and Board Member (2009-2014), Low Income Investment Fund (housing and community revitalization nonprofit); Board Member, Community Development Finance (asset building non-profit) (since 2006), Visiting Scholar, Federal Reserve Bank of San Francisco (since 2016).	3

Gregory A. Ratliff (56) Trustee of the Trust since 1999	Senior Program Officer, Bill & Melinda Gates Foundation (philanthropy) (since 2007).	3

John L. Shields (63) Trustee of the Trust since 2004	Director, Navigant Consulting, Inc. (management consulting firm) (since 2014); President, Advisor Guidance, Inc. (management consulting firm) (2010-2014); Managing Principal, MainStay Consulting Group, LLC (management consulting firm) (2006-2014); Director, Cogo Labs, Inc. (technology company) (since 2008); Advisory Board Member (2003-2015) and Director (since 2015), Vestmark, Inc. (software company).	3
OFFICERS
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Megan L. Dunphy* (46) Secretary of the Trust since 2005, Vice President of the Trust since 2013 and Chief Legal Officer of the Trust since 2014	General Counsel (since 2014) and Managing Director (since 2015), Deputy General Counsel (2009-2014), Domini Social Investments LLC; Chief Legal Officer (since 2014), Vice President (since 2013) and Secretary (since 2005), Domini Funds.	N/A

OFFICERS (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Adam M. Kanzer* (50) Vice President of the Trust since 2007	Managing Director (since 2007), General Counsel and Director of Shareholder Advocacy (1998-2014), Director of Engagement and Public Policy (since 2014), Domini Social Investments LLC; Chief Legal Officer (2003-2014), Vice President (since 2007), Domini Funds; Member, Securities and Exchange Commission Investor Advisory Committee (2012-2016), Member, Advisory Council, Sustainability Accounting Standards Board (2012-2014); Director, Global Network Initiative (nonprofit human rights organization) (2010-2014; alternate Director since 2014); Director, Tax Justice Network-USA (non-profit organization) (since 2013).	N/A

Carole M. Laible* (52) Treasurer of the Trust since 1997 and Vice President of the Trust since 2007	CEO and Manager (since 2016), President (2005-2015), Member (since 2006), Chief Operating Officer (2002-2011), Chief Operating Officer (2013-2015), Nia Global Solutions (a former division of Domini Social Investments LLC), Domini Social Investments LLC; President and CEO (since 2002), Chief Compliance Officer (2001-2014), Chief Financial Officer, Secretary, and Treasurer (since 1998), Registered Principal (since 1998), DSIL Investment Services LLC; Manager (since 2016), Domini Holdings LLC (holding company); Treasurer (since 1997), Vice President (since 2007), Domini Funds.	N/A

Douglas Lowe* (60) Assistant Secretary of the Trust since 2007	Senior Compliance Manager and Counsel, Domini Social Investments LLC (since 2006); Assistant Secretary, Domini Funds (since 2007); Registered Operations Professional, DSIL Investment Services LLC (since 2012).	N/A

Meaghan O’Rourke-Alexander* (36) Assistant Secretary of the Trust since 2007	Compliance Officer (since 2012), Senior Compliance Analyst (2009-2012), Domini Social Investments LLC; Assistant Secretary, Domini Funds (since 2007).	N/A

Christina Povall* (46) Assistant Treasurer of the Trust since 2007	Chief Financial Officer (since 2014), Managing Director (since 2014), Director of Finance (2004-2014), Domini Social Investments LLC; Assistant Treasurer (since 2007) and Vice President (since 2013), Domini Funds; Registered Operations Professional, DSIL Investment Services LLC (since 2012).	N/A

OFFICERS (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Maurizio Tallini* (42) Chief Compliance Officer of the Trust since 2005 and Vice President of the Trust since 2007	Chief Operating Officer (since 2011), Member (since 2007), Managing Director (2007-2011), Chief Compliance Officer (since 2005), Domini Social Investments LLC; Vice President (since 2007), Chief Compliance Officer (since 2005), Domini Funds; Chief Compliance Officer (since 2015), Registered Principal (since 2014) and Registered Representative (2012-2015), DSIL Investment Services, LLC.	N/A

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-582-6757.

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/domini-funds/proxy-voting, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

DOMINI FUNDS

P.O. Box 9785

Providence, RI 02940-9785

1-800-582-6757

www.domini.com

Investment Manager, Sponsor, and Distributor:

Domini Social Investments LLC (Investment Manager and Sponsor)

DSIL Investment Services LLC (Distributor)

532 Broadway, 9th Floor

New York, NY 10012

Investment Submanager:

Domini Social Equity Fund

Domini International Social Equity Fund

Domini Social Bond Fund

Wellington Management Company LLP

280 Congress Street

Boston, MA 02210

Transfer Agent:

BNY Mellon Asset Servicing

760 Moore Road

King of Prussia, PA 19406

Custodian:

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Legal Counsel:

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

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Domini Social Equity Fund Investor Shares: CUSIP 257132100 | DSEFX Class A Shares: CUSIP 257132860 | DSEPX Institutional Shares: CUSIP 257132852 | DIEQX Class R Shares: CUSIP 257132308 | DSFRX

Domini International Social Equity Fund

Investor Shares: CUSIP 257132704 | DOMIX

Class A Shares: CUSIP 257132886 | DOMAX

Institutional Shares: CUSIP 257132811 | DOMOX

Domini Social Bond Fund

Investor Shares: CUSIP 257132209 | DSBFX

Institutional Shares: CUSIP 257132829 | DSBIX

Printed on elemental chlorine free paper from well-managed forests, containing 10% post-consumer waste.

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) Registrant is filing its code of ethics with this report.

Item 3.	Audit Committee Financial Expert.

John L. Shields, a member of the Audit Committee, has been determined by the Board of Trustees of the registrant in its reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in the instructions to Form N-CSR. In addition, Mr. Shields is an “independent” member of the Audit Committee as defined in the instructions to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ended July 31, 2016, and July 31, 2015, the aggregate audit fees billed to the registrant by KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below:

Fund	2016	2015

Domini Social Equity Fund	$38,400	$36,600
Domini Social Bond Fund	$32,000	$30,400
Domini International Social Equity Fund	$32,000	$30,400

(b) Audit-Related Fees

There were no audit-related fees billed by KPMG for services rendered for assurance and related services to the registrant that were reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as audit fees, for the fiscal years ended July 31, 2016, and July 31, 2015.

There were no audit-related fees billed by KPMG for the fiscal years ended July 31, 2016, and July 31, 2015 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Domini Social Investments LLC and entities controlling, controlled by, or under common control with Domini Social Investments LLC (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant (“Service Providers”).

(c) Tax Fees

In each of the fiscal years ended July 31, 2016, and July 31, 2015, the aggregate tax fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the registrant are shown in the table below:

Fund	2016	2015

Domini Social Equity Fund	$6,700	$6,400
Domini Social Bond Fund	$6,700	$6,400
Domini International Social Equity Fund	$6,700	$6,400

There were no tax fees billed by KPMG for the fiscal years ended July 31, 2016, and July 31, 2015 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of the registrant’s Service Providers.

(d) All Other Fees

There were no other fees billed by KPMG for the fiscal years ended July 31, 2016 and July 31, 2015 for other non-audit services rendered to the registrant.

There were no other fees billed by KPMG for the fiscal years ended July 31, 2016, and July 31, 2015 that were required to be approved by the registrant’s Audit Committee for other non-audit services rendered on behalf of the registrant’s Service Providers.

(e)(1) Audit Committee Preapproval Policy: The Registrant’s Audit Committee Preapproval Policy is set forth below:

1.	Statement of Principles

The Audit Committee is required to preapprove audit and non-audit services performed for each series of the Domini Social Investment Trust, (each such series a “Fund” and collectively, the “Funds”) by the independent registered public accountant in order to assure that the provision of such services does not impair the accountant’s independence. The Audit Committee also is required to preapprove non-audit services performed by the Funds’ independent registered public accountant for the Funds’ investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds. The preapproval of these services also is intended to assure that the provision of the services does not impair the accountant’s independence.

Unless a type of service to be provided by the independent registered public accountant has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. When considering services for preapproval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services for the Funds, that have the preapproval of the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of preapproved services based on subsequent determinations.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.

2.	Delegation

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. By adopting this Policy the Audit Committee does not delegate to management the Audit Committee’s responsibilities to preapprove services performed by the independent auditor.

3.	Audit Services

The annual Audit services engagement terms and fees for the Funds will be subject to the preapproval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other Audit services, which are those services that only the independent registered public accountant reasonably can provide. The Audit Committee has preapproved the Audit services listed in Appendix A. All Audit services not listed in Appendix A must be separately preapproved by the Audit Committee.

4.	Audit-Related Services

Audit-related services are assurance and related services for the Funds that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent registered public accountant. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountant, and has preapproved the Audit-related services listed in Appendix B. All Audit-related services not listed in Appendix B must be separately preapproved by the Audit Committee.

5.	Tax Services

The Audit Committee believes that the independent registered public accountant can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the accountant’s independence. However, the Audit Committee will not permit the retention of the independent registered public accountant in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has preapproved the Tax services listed in Appendix C. All Tax services not listed in Appendix C must be separately preapproved by the Audit Committee.

6.	All Other Services

The Audit Committee may grant preapproval to those permissible non-audit services for the Funds classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the accountant. The Audit Committee has preapproved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately preapproved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.	Preapproval Fee Levels

Preapproval fee levels for all services to be provided by the independent registered public accountant to the Funds, and applicable non-audit services to be provided by the accountant to the Funds’ investment adviser and its affiliates, will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific preapproval by the Audit Committee.

8.	Supporting Documentation

With respect to each service that is separately preapproved, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

9.	Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accountant and the Funds’ treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Policy of which it becomes aware.

Appendix A – Audit Committee Preapproval Policy

Preapproved Audit Services

for

October 23, 2015 through October 31, 2016

Service	Fee Range
Statutory audits or financial audits (including tax services associated with non-audit services)	As presented to Audit Committee in a separate engagement letter[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters	Not to exceed $9,000 per filing

Appendix B – Audit Committee Preapproval Policy

Preapproved Audit-Related Services

for

October 23, 2015 through October 31, 2016

Service	Fee Range
Consultations by Fund management with respect to the accounting or disclosure treatment of securities, transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies	Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of Funds’ semi-annual financial statements	Not to exceed $2,000 per set of financial statements per fund
Regulatory compliance assistance	Not to exceed $5,000 per quarter
Training Courses	Not to exceed $5,000 per course

Appendix C – Audit Committee Preapproval Policy

Preapproved Tax Services

for

October 23, 2015 through October 31, 2016

Service	Fee Range
Review of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	As presented to Audit Committee in a separate engagement letter[1]
Tax assistance and advice regarding statutory, regulatory or administrative developments	Not to exceed $5,000 for the Funds’ or for the Funds’ investment adviser during the Pre-Approval period
Assistance with custom tax audits and related matters	Not to exceed $15,000 per Fund during the Pre-Approval Period
Tax Training Courses	Not to exceed $5,000 per course during the Pre-Approval Period
M & A tax due diligence services associated with Fund mergers including: review of the target fund’s historical tax filings, review of the target fund’s tax audit examination history, and hold discussions with target management and external tax advisors. Advice regarding the target fund’s overall tax posture and historical and future tax exposures.	Not to exceed $8,000 per merger during the Pre-Approval Period
Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation for structured finance vehicles)	Not to exceed $20,000 during the Pre-Approval Period

Appendix D – Audit Committee Preapproval Policy

Preapproved All Other Services

for

October 23, 2015 through October 31, 2016

Service	Fee Range
No other services for the Pre-Approval Period have been specifically preapproved by the Audit Committee.	N/A

Exhibit 1 – Audit Committee Preapproval Policy

Prohibited Non-Audit Services

Bookkeeping or other services related to the accounting records or financial statements of the audit client

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions

Human resources

Broker-dealer, investment adviser or investment banking services

Legal services

Expert services unrelated to the audit

1 For new funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing funds, pro-rated in accordance with inception dates as provided in the auditors’ proposal or any engagement letter covering the period at issue. Fees in the engagement letter will be controlling.

(e)(2) None, or 0%, of the services relating to the audit-related fees, tax fees, and all other fees paid by the registrant disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) According to KPMG for the fiscal year ended July 31, 2016, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG’s full-time, permanent employees is as follows:

Fund	2016

Domini Social Equity Fund	0%
Domini Social Bond Fund	0%
Domini International Social Equity Fund	0%

(g) There were no non-audit services rendered to the registrant’s Service Providers for the fiscal years ended July 31, 2016 and July 31, 2015.

The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2016 was $ 20,100. These fees related to the 2016 Tax Fees described in Item 4 (c). The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2015, were $19,200. These fees related to the 2015 Tax Fees described in Item 4 (c).

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

(b) Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Within 90 days prior to the filing of this report on Form N-CSR, Amy Domini Thornton, the registrant’s President and Principal Executive Officer, and Carole M. Laible, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Thornton and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in this report on Form N-CSR is accumulated and communicated to the registrant’s management, including the Ms. Thornton and Ms. Laible, as appropriate to allow timely decisions regarding required disclosures.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3) Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of

Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI SOCIAL INVESTMENT TRUST

By:	/s/ Amy Domini Thornton
Amy Domini Thornton President

Date: October 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Amy Domini Thornton
Amy Domini Thornton President (Principal Executive Officer)

Date: October 6, 2016

By:	/s/ Carole M. Laible
Carole M. Laible Treasurer (Principal Financial Officer)

Date: October 6, 2016